EXHIBIT 10.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH "[***]". SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700) | RATING | PAGE OF PAGES 1 53

2. CONTRACT *(Proc. Inst. Ident.)* NO. W911QY20C0100

3. EFFECTIVE DATE 09 Aug 2020

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 0011534693

5. ISSUED BY CODE W911QY
W6QK ACC-APG NATICK
CONTRACTING DIVISION
BLDG 1 GENERAL GREENE AVENUE
NATICK MA 01760-5011

6. ADMINISTERED BY *(If other than Item 5)* CODE S2206A
DEFENSE CONTRACT MANAGEMENT AGENCY
DCMA BOSTON
495 SUMMER STREET
BOSTON MA 02210-2138

7. NAME AND ADDRESS OF CONTRACTOR *(No., street, city, county, state and zip code)*
MODERNATX, INC.
[***]
200 TECHNOLOGY SQ
CAMBRIDGE MA 02139-3578

CODE 6RP85 FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER *(See below)*

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES *(4 copies unless otherwise specified)* TO THE ADDRESS SHOWN IN: 1 ITEM Section G

11. SHIP TO/MARK FOR CODE
See Schedule

12. PAYMENT WILL BE MADE BY CODE HQ0337
DEFENSE FINANCE AND ACCOUNTING SERVICE
DFAS - COLUMBUS CENTER (HQ0337)
NORTH ENTITLEMENT OPERATIONS
P.O. BOX 182317
COLUMBUS OH 43218-2266

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[X] 10 U.S.C. 2304(c)(2) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
				15G. TOTAL AMOUNT OF CONTRACT	$1,525,000,000.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/ CONTRACT FORM	1 - 2	X	I	CONTRACT CLAUSES	45 - 51
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	3 - 18			PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	19 - 27	X	J	LIST OF ATTACHMENTS	52 - 53
X	D	PACKAGING AND MARKING	28			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	29 - 30		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	31 - 33				
X	G	CONTRACT ADMINISTRATION DATA	34 - 38		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	39 - 44		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 (SEALED-BID OR NEGOTIATED PROCUREMENT) OR 18 (SEALED-BID PROCUREMENT) AS APPLICABLE

17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] SEALED-BID AWARD (Contractor is not required to sign this document.) Your bid on Solicitation Number W911QY20R0043 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your bid, and (b) this award/contract. No further contractual document is necessary. (Block 18 should be checked only when awarding a sealed-bid contract.)

19A. NAME AND TITLE OF SIGNER *(Type or print)*
Stéphane Bancel, CEO

20A. NAME OF CONTRACTING OFFICER
CONNELL-MAGAW, CAMILLE / BRANCH CHIEF
TEL: EMAIL: [***]

19B. NAME OF CONTRACTOR
BY /s/ Stéphane Bancel
(Signature of person authorized to sign)

19C. DATE SIGNED 8/11/2020

20B. UNITED STATES OF AMERICA
BY /s/ Camille B. Connell-Magaw
(Signature of Contracting Officer)

20C. DATE SIGNED 11-Aug-2020

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition is NOT usable

STANDARD FORM 26 (REV. 5/2011)
Prescribed by GSA – FAR (48 CFR) 53.214(a)

W911QY20C0100 Page 2 of 53 Section A - Solicitation/Contract Form A.1 The U.S. Army Contracting Command - Aberdeen Proving Ground (ACC-APG), Natick Division has a requirement for up to 500 million SARS-CoV-2 mRNA-1273 Vaccine doses (100 μg) in support of Joint Program Executive Office - Chemical Biological Radiological Nuclear Defense (JPEO-CBRND), the Assistant Secretary for Preparedness and Response (ASPR), and Biomedical Advanced Research and Development Authority (BARDA). All doses of mRNA-1273 Vaccine referenced herein are 100 μg doses. All doses will be delivered in a multi- dose vial with a volume sufficient for 10 doses per vial.

W911QY20C0100

Page 3 of 53

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001					$0.00

SARS-CoV-2 mRNA-1273 Vaccine
FFP
The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA-1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract.
PROJECT: Operation Warp Speed

NET AMT $0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA		15,000,000	Each	$12.25	$183,750,000.00

15M Doses
FFP
FOB: Origin (Shipping Point)
PURCHASE REQUEST NUMBER: 0011534693
PROJECT: Operation Warp Speed
PSC CD: 6505

NET AMT $183,750,000.00

ACRN AA $183,750,000.00
CIN: GFEBS001153469300001

W911QY20C0100 Page 4 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0001AB 22,000,000 Each $12.25 $269,500,000.00 22M Doses FFP FOB: Origin (Shipping Point) PURCHASE REQUEST NUMBER: 0011534693 PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $269,500,000.00 ACRN AB $269,500,000.00 CIN: GFEBS001153469300002 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0001AC 30,000,000 Each $12.25 $367,500,000.00 30M Doses FFP FOB: Destination PURCHASE REQUEST NUMBER: 0011534693 PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $367,500,000.00 ACRN AA $367,500,000.00 CIN: GFEBS001153469300003

W911QY20C0100 Page 5 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0001AD 33,000,000 Each $12.25 $404,250,000.00 33M Doses FFP FOB: Destination PURCHASE REQUEST NUMBER: 0011534693 PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $404,250,000.00 ACRN AA $404,250,000.00 CIN: GFEBS001153469300004 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0002 1 Job $0.00 TBN Vendor Managed Inventory FFP a. The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F. b. [***] FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $0.00

W911QY20C0100 Page 6 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0003 $0.00 EUA or BLA Incentive FFP This is an incentive CLIN and will be earned only if an Emergency Use Authorization (EUA) or Biologics License Application (BLA) is obtained no later than 31 January 2021. PROJECT: Operation Warp Speed NET AMT $0.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0003AA 15,000,000 Each $3.00 $45,000,000.00 EUA or BLA Incentive FFP If earned, this incentive shall be paid at final acceptance of subCLIN 0001AA. FOB: Destination PSC CD: 6505 NET AMT $45,000,000.00

W911QY20C0100 Page 7 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0003AB 22,000,000 Each $3.00 $66,000,000.00 EUA or BLA Incentive FFP If earned, this incentive shall be paid at final acceptance of subCLIN 0001AB. FOB: Destination PSC CD: 6505 NET AMT $66,000,000.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0003AC 30,000,000 Each $3.00 $90,000,000.00 EUA or BLA Incentive FFP If earned, this incentive shall be paid at final acceptance of subCLIN 0001AC. FOB: Destination PSC CD: 6505 NET AMT $90,000,000.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0003AD 33,000,000 Each $3.00 $99,000,000.00 EUA or BLA Incentive FFP If earned, this incentive shall be paid at final acceptance of subCLIN 0001AD. FOB: Destination PSC CD: 6505 NET AMT $99,000,000.00

W911QY20C0100 Page 8 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 0004 1 Job NSP Technical Data FFP The contractor shall deliver technical Data IAW Contract Data Requirements List (CDRL) IAW deliveries in Section C.4 and Section J, Exhibit A. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 1001 $0.00 OPTION SARS-CoV-2 mRNA-1273 Vaccine FFP The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA- 1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract. PROJECT: Operation Warp Speed NET AMT $0.00

W911QY20C0100 Page 9 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 1001AA 33,200,000 Each $16.50 $547,800,000.00 OPTION 33.2M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $547,800,000.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 1001AB 33,400,000 Each $16.50 $551,100,000.00 OPTION 33.4M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $551,100,000.00

W911QY20C0100 Page 10 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 1001AC 33,400,000 Each $16.50 $551,100,000.00 OPTION 33.4M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $551,100,000.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 1002 1 Job $0.00 TBN OPTION Vendor Managed Inventory FFP a. The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F. b. [***] FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $0.00

W911QY20C0100 Page 11 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 2001 $0.00 OPTION SARS-CoV-2 mRNA-1273 Vaccine FFP The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA- 1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract. PROJECT: Operation Warp Speed NET AMT $0.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 2001AA 33,400,000 Each $16.50 $551,100,000.00 OPTION 33.4M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $551,100,000.00

W911QY20C0100 Page 12 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 2001AB 33,400,000 Each $16.50 $551,100,000.00 OPTION 33.4M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $551,100,000.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 2001AC 33,200,000 Each $16.50 $547,800,000.00 OPTION 33.2M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $547,800,000.00

W911QY20C0100 Page 13 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 2002 1 Job $0.00 TBN OPTION Vendor Managed Inventory FFP a. The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F. b. [***] FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $0.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 3001 $0.00 OPTION SARS-CoV-2 mRNA-1273 Vaccine FFP The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA- 1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract. PROJECT: Operation Warp Speed NET AMT $0.00

W911QY20C0100 Page 14 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 3001AA 33,400,000 Each $16.50 $551,100,000.00 OPTION 33.4M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $551,100,000.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 3001AB 33,400,000 Each $16.50 $551,100,000.00 OPTION 33.4M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $551,100,000.00

W911QY20C0100 Page 15 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 3001AC 33,200,000 Each $16.50 $547,800,000.00 OPTION 33.2M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $547,800,000.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 3002 1 Job $0.00 TBN OPTION Vendor Managed Inventory FFP The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F. b. [***] FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $0.00

W911QY20C0100 Page 16 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 4001 $0.00 OPTION SARS-CoV-2 mRNA-1273 Vaccine FFP The contractor shall produce and deliver 100M doses of the SARS-CoV-2 mRNA- 1273 Vaccine filled drug product (FDP), IAW Section C, Statement of Work (SOW) and CDRLs (Exhibit A) on this contract. PROJECT: Operation Warp Speed NET AMT $0.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 4001AA 33,400,000 Each $16.50 $551,100,000.00 OPTION 33.4M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $551,100,000.00

W911QY20C0100 Page 17 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 4001AB 33,400,000 Each $16.50 $551,100,000.00 OPTION 33.4M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $551,100,000.00 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 4001AC 33,200,000 Each $16.50 $547,800,000.00 OPTION 33.2M Doses FFP a. If executed, the option shall be awarded upon EUA or no later than [***]. b. The government shall provide [***] notification to exercise the option. FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $547,800,000.00

W911QY20C0100 Page 18 of 53 ITEM NO SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT 4002 1 Job $0.00 TBN OPTION Vendor Managed Inventory FFP The contractor shall secure, manage and maintain storage for up to 100M doses of mRNA-1273 vaccine and deliver to the designated government facility in accordance with Section F. b. [***] FOB: Destination PROJECT: Operation Warp Speed PSC CD: 6505 NET AMT $0.00

W911QY20C0100 Page 19 of 53 Section C - Descriptions and Specifications STATEMENT OF WORK LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE C.1 SCOPE. The Department of Defense and Health and Human Services (HHS) require large scale manufacturing of vaccine doses in support of the national emergency response to the Coronavirus Disease 2019 (COVID-19) for the United States Government (USG) and the US population. C.1.1 Background. In December 2019, a novel coronavirus now known as SARS-CoV-2 was first detected in Wuhan, Hubei Province, People’s Republic of China, causing outbreaks of the coronavirus disease COVID-19 that has now spread globally. The Secretary of Health and Human Service declared a public health emergency on January 31, 2020, under section 319 of the Public Health Service Act (42 U.S.C. 247d), in response to COVID-19. On March 1, 2020, the President of the United States, pursuant to sections 01 and 301 of the National Emergencies Act (50 U.S.C. 1601 et seq.) and consistent with section 1135 of the Social Security Act (SSA), as amended (42 U.S.C. 1320b-5), proclaimed that the COVID-19 outbreak in the United States constitutes a national emergency. C.1.1.1 Under Operation Warp Speed (OWS), the Department of Defense and HHS are leading a whole of nation effort to ensure development of promising vaccine, diagnostic and therapeutic candidates and ensure that these medical countermeasures are available in the quantities required to reduce SARS-CoV-2 transmission, identify prior and/or current infection, and improve patient care, thereby mitigating the impact of COVID-19 on the nation and its people. The DoD Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO-CBRD) is providing expertise and contracting support to HHS, in compliance with PL 115-92 Authorization Letter for DoD Medical Priorities, through an Interagency Agreement, signed April 23, 2020. As OWS products progress to clinical trials to evaluate the safety and efficacy of vaccines and therapeutics, it is critical that, in parallel, the USG supports large scale manufacturing so that vaccine doses or therapeutic treatment courses are immediately available for nationwide access as soon as a positive efficacy signal is obtained and the medical countermeasures are authorized for widespread use. C.1.2 Objective: The objective of this effort is to obtain the following: a. Base Period: Large scale manufacturing of 100 million vaccine doses b. Option Period 1: Large scale manufacturing of 100 million vaccine doses c. Option Period 2: Large scale manufacturing of 100 million vaccine doses d. Option Period 3: Large scale manufacturing of 100 million vaccine doses e. Option Period 4: Large scale manufacturing of 100 million vaccine doses The Base Period is 9 months, with overlapping options for a total of 20 months if all options are exercised. C.2 APPLICABLE DOCUMENTS. C.2.1 Federal Documents: C.2.1.1 Title 21 Code of Federal Regulations (CFR), Food and Drugs: Part 210, Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General; and, Part 211, Current Good Manufacturing Practice In Manufacturing, Processing, Packing, or Holding of Drugs; General. (https://www.ecfr.gov/cgi-bin/text- idx?SID=a95cab20f443897a400bb7e44a27cf4c&mc=true&tpl=/ecfrbrowse/Title21/21cfrv4_02.tpl#0) C.3 REQUIREMENTS. Independently, and not as an agent of the USG, in accordance with the Proposal submitted by ModernaTX, Inc. in response to Solicitation Number W911QY20R0043, Titled, “Advanced Procurement of mRNA-1273 Vaccine for Prevention of SARS-CoV-2 Coronavirus (COVID-19)”), dated July 10, 2020 (and any subsequent USG-approved revisions thereto), the contractor shall provide all necessary services,

W911QY20C0100 Page 20 of 53 qualified personnel, material, equipment and facilities (not otherwise provided by the USG under the terms of this contract) to perform the specific tasks set forth below. C.3.1 C ontract Line Item Number (CLIN) 0001 - Base Period: Large Scale Manufacturing of 100 Million V accine Doses. C.3.1.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million Final Drug Product (FDP) doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include, the following tasks and other activities reasonably contemplated by such task: C.3.1.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.1.1.2 cGMP manufacturing of 100 million doses fully compliant with 21 CFR 210 and 211. C.3.1.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated as appropriate. C.3.1.1.4 Coordinating with FDA to establish an approved commercial vial label, carton and packaging insert (printed or electronic). C.3.1.1.5 Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 22013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA, including “Exemption from Certain Product Tracing and Product Identification Requirements Under Section 582 of the FD&C Act” (April 2020). C.3.1.1.6 In coordination with the USG, the contractor shall conduct a demonstration of the vaccine shipping process prior to the first delivery of FDP doses at a time mutually agreed to by the contractor and the USG. Moderna shall provide specifications and details associated with the shipping process and containers (IAW CDRL A005) to enable the USG to adequately plan and prepare for potential distribution of the vaccine. C.3.1.1.7 Following release of product the contractor shall, promptly deliver product to the designated delivery site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. In the unforeseen event that a designated delivery site cannot receive product and the contractor provides storage beyond 20 days of product release, the contract will be subject to modification for acceptance purposes. C.3.1.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.1.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.1.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and Contracting Officer’s Representative (COR) within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall

W911QY20C0100 Page 21 of 53 provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.1.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.3.2 C LIN 1001 - Option Period 1: Large Scale Manufacturing of 100 Million Vaccine Doses. C.3.2.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks: C.3.2.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.2.1.2 cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.2.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated. C.3.2.1.4 Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 22013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA. C.3.2.1.5 Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site. C.3.2.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.2.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.2.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.2.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but

W911QY20C0100 Page 22 of 53 not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.3.3 C LIN 2001 - Option Period 2: Large Scale Manufacturing of 100 Million Vaccine Doses. C.3.3.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks: C.3.3.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.3.1.2 cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.3.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated as appropriate. C.3.3.1.4 Ensuring that the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581- 585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.3.1.5 Following release the contractor shall deliver product to the nearest designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site. C.3.3.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.3.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.3.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.3.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.3.4 C LIN 3001 - Option Period 3: Large Scale Manufacturing of 100 Million Vaccine Doses.

W911QY20C0100 Page 23 of 53 C.3.4.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks: C.3.4.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.4.1.2 cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.4.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated. C.3.4.1.4 Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 22013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA. C.3.4.1.5 Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site. C.3.4.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.4.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.4.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.4.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding mRNA-1273 for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.3.5 C LIN 4001 - Option Period 4: Large Scale Manufacturing of 100 Million Vaccine Doses. C.3.5.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks:

W911QY20C0100 Page 24 of 53 C.3.5.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.5.1.2 cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.5.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated. C.3.5.1.4 Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 22013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA. C.3.5.1.5 Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site. C.3.5.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.5.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.5.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.5.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.4 C LIN 0002: Data Deliverables. The contractor shall provide the following in accordance with the Contract Data Requirements List (CDRL), DD Forms 1423, provided at Appendix A. C.4.1 Monthly Inventory Report (CDRL A003), detailing at a minimum, raw materials, Bulk mRNA, formulated LNPs, and the fill, finish, and released product. C.4.2 Quality Management Plan. The contractor shall provide a Quality Management Plan, in accordance with CDRL A004, describing the quality policy and objectives, management review, competencies and training, process document control, feedback, evaluation, corrective action and preventive action, process improvement, measurement, and data analysis processes. The framework is normally divided into infrastructure, senior

W911QY20C0100 Page 25 of 53 management responsibility, resource management, lifecycle management, and quality management system evaluation. C.4.3 Shipping Documentation (CDRL A005) for all Finished Drug Product (FDP) transferring from the contractor’s fill/finish facility to a USG facility. The contractor shall obtain concurrence on planned shipment protocols prior to transport. C.4.4 Expiring Items Report (CDRL A006) for all FDP in the USG’s possession. C.4.5 Key Personnel Listing (CDRL A007). C.4.6 Monthly Technical Progress Report (CDRL A008), to include an Integrated Master Schedule, identifying key activities and contract status. C.4.7 Final Technical Report (CDRL A009), documenting the work performed and results obtained for the entire contract period of performance. C.4.8 Supply Chain Resiliency Plan (SCRP). The contractor shall provide, in accordance with CDRL A010 and CDRL Attachment 0001, a comprehensive SCRP that provides for identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in-process through to finished goods, and key equipment suppliers and their locations, including addresses, points of contact, and work performed per location, to include subcontractors. C.4.9 Risk Management Plan (RMP). The Contractor shall provide an RMP in accordance with CDRL A011 that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The plan shall include risk mitigation strategies. Each risk mitigation strategy shall capture how the corrective action will reduce impacts on cost, schedule and performance. C.4.10 Manufacturing Reports and Dose Tracking. The Contractor shall provide, in accordance with CDRL A013, manufacturing reports and manufacturing dose tracking projections and actuals utilizing the USG-provided “COVID-19 Dose Tracking Template” (CDRL Attachment 0003). C.4.11 Product Acceptance Report (for each lot of Drug Product). The contractor shall provide, in accordance with CDRL A014, pictures of the drug product with lot number, drug product lot tree, list of associated deviations (from drug substance and product), and a Certificate of Analysis. C.4.12 Incident Report. The contractor shall communicate to BARDA and document all critical programmatic concerns, issues, or probable risks that have or are likely to significantly impact project schedule and/or cost and/or performance in accordance with CDRL A016. “Significant” is frequently defined as a 10% or greater cost or schedule variance within a control account, but should be confirmed in consultation with the COR. Incidents that present liability to the project even without cost/schedule impact, such as breach of GCP during a clinical study, shall also be reported. C.4.13 FDA Correspondence. The contractor shall provide any correspondence between Contractor and FDA relevant to the scope of this contract and submit in accordance with CDRL A017. C.4.14 Press Releases. The contractor shall accurately and factually represent the work conducted under this contract in all press releases. The contractor shall provide an advance copy of any press release in accordance with CDRL A018. C.4.15 Manufacturing Development Plan. The contractor shall provide a Manufacturing Development Plan, in accordance with CDRL A025, describing the manufacturing process for the drug/biologic product to ensure conformity with §501(a)(2)(B) of the Food, Drug, and Cosmetics Act (FD&C Act, Title 21 United States Code (USC) §351 (a)(2)(B)), regarding good manufacturing practices (GMP).

W911QY20C0100 Page 26 of 53 C.5 Administration. C.5.1 Post Award Teleconference. The contractor shall host a Post Award Teleconference within 7 calendar days after contract award. C.5.1.1 The contractor shall provide an Agenda, IAW CDRL A020, detailing the planned activities for the subsequent 30 calendar days and shall discuss agenda items for the Post Award Kickoff Meeting. C.5.1.2 The contractor shall provide Meeting Minutes IAW CDRL A021. C.5.2 Post Award Kickoff Meeting. The contracting officer may request the contractor host a contract Kick-Off Meeting within 30 calendar days after contract award via teleconference. The contracting officer shall establish the date and time of the conference and prepare the agenda to include discussion on contract activities and schedule. C.5.3 Bi-Weekly Teleconference. The contractor shall participate in bi-weekly teleconferences (or more frequent meetings required by the USG if warranted based on contract activities) to discuss performance on the contract. C.5.4 The contractor shall provide an Agenda, IAW CDRL A020; Meeting Minutes in accordance with CDRL A021; and, Presentation Material in accordance with CDRL A022 for each of the aforementioned teleconferences or meetings throughout the contract period of performance. C.5.5 Daily “Check-In”. The contractor shall participate in a daily “check-in” (via teleconference or email) to address key cost, schedule and technical updates. Daily updates may be shared with senior USG leaders during the COVID- 19 response and should be provided on a non-confidential basis, unless the update includes confidential information in which case, the contractor shall provide the update in both confidential and non-confidential formats. Daily check-ins may occur on weekdays, excluding federal holidays. Upon request of the USG, check-ins may also occur on weekends and on federal holidays, provided at least 24 hours’ notice. C.6 Security. C.6.1 Access and General Protection/Security Policy and Procedures. The contractor shall provide all information required for background checks necessary to access critical information related to OWS, and to meet USG installation access requirements to be accomplished by the installation Director of Emergency Services or Security Office. The contractor employees shall comply with all personnel identity verification requirements as directed by the USG and/or local policy. In addition to the changes otherwise authorized by the changes clause of this contract, should the security status of OWS change the USG may require changes in the contractor’s security matters or processes. In addition to the industry standards for employment background checks, the contractor shall be willing to have key individuals, in exceptionally sensitive positions, identified for additional vetting by the United States USG. C.6.2 Security Program and Plan. The contractor shall implement a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the USG’s requirement. The contractor’s security practices and procedures shall be detailed in a Security Plan, in accordance with CDRL A019, and shall demonstrate how the contractor shall meet and adhere to the security requirements outlined in CDRL Attachment 0002. This plan shall be delivered to the USG within 45 days of award, and the USG will review in detail and submit comments within ten (10) business days to the Contracting Officer (CO) to be forwarded to the Contractor. The Contractor shall review the Security Plan comments, and, submit a final Security Plan to the U.S. USG within thirty (30) calendar days after receipt of the comments. The Security Plan shall include a timeline for compliance of all the required security measures outlined in CDRL Attachment 0002. C.6.3 Operational Security (OPSEC). The contractor shall develop and submit an OPSEC Standard Operating Procedure (SOP)/Plan IAW CDRL A024. The contractor shall identify in the SOP/Plan critical information related to this contract, why it needs to be protected, where it is located, who is responsible for it, and how to protect it.

W911QY20C0100 Page 27 of 53 C.7 C LIN 0002 Vendor Managed Inventory (VMI). The Contractor shall provide the capability to store the vaccine for up to 52 weeks, up to 100M doses of mRNA-1273 vaccine, in accordance with product labeling. The contractor shall, in accordance with paragraph C.3.1.1.6, ensure the product storage of FDP doses for up to 12 months prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. [***]. The contractor shall store the product to insure product quality with audible alarms and contacting. The contractor shall notify the USG within [***] of detection of an incident with the potential to impact product quality, and implement corrective actions to mitigate the incident. . BARDA/JPEO- CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. The contractor shall notify the USG of Corrective/Preventive actions within [***] of detection of an incident with potential to impacts product quality. BARDA/JPEO-CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. C.7.1 The USG will provide the contractor advance notice of the required delivery locations for the vaccine. The contractor shall ship mRNA-1273 vaccines to designated locations [***] in the United States. The contractor shall be responsible for shipment of all vaccine product whether acceptance is conducted at origin or destination. [***]. C.7.2 The vaccine product shall be shipped and tracked by the distribution vendor’s shipping tracking number, to the USG-designated sites within the continental United States. C.7.3 [***]. Implementation of a Vendor Managed Inventory Plan/SOP (CDRL A012) shall be provided to the USG. [***]. Notwithstanding either of the foregoing sentences, the contractor shall not be liable for loss of or damage to supplies caused by the negligence of officers, agents, or employees of the USG acting within the scope of their employment.

W911QY20C0100 Page 28 of 53 Section D - Packaging and Marking D.1 Vaccine markings and labeling will be in accordance with FDA and will be finalized through a contract modification.

W911QY20C0100

Page 29 of 53

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	N/A	N/A	N/A	N/A
0001AA	Origin	Government	Origin	Government
0001AB	Origin	Government	Origin	Government
0001AC	Destination	Government	Destination	Government
0001AD	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	N/A	N/A	N/A	N/A
0003AA	Destination	Government	Destination	Government
0003AB	Destination	Government	Destination	Government
0003AC	Destination	Government	Destination	Government
0003AD	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
1001	N/A	N/A	N/A	N/A
1001AA	Destination	Government	Destination	Government
1001AB	Destination	Government	Destination	Government
1001AC	Destination	Government	Destination	Government
1002	Destination	Government	Destination	Government
2001	N/A	N/A	N/A	N/A
2001AA	Destination	Government	Destination	Government
2001AB	Destination	Government	Destination	Government
2001AC	Destination	Government	Destination	Government
2002	Destination	Government	Destination	Government
3001	N/A	N/A	N/A	N/A
3001AA	Destination	Government	Destination	Government
3001AB	Destination	Government	Destination	Government
3001AC	Destination	Government	Destination	Government
3002	Destination	Government	Destination	Government
4001	N/A	N/A	N/A	N/A
4001AA	Destination	Government	Destination	Government
4001AB	Destination	Government	Destination	Government
4001AC	Destination	Government	Destination	Government
4002	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-16	Responsibility For Supplies	APR 1984

E1. Inspection:

W911QY20C0100 Page 30 of 53 Initial quality inspection of Filled Drug Product (FDP) shall occur when the Contractor performs release testing to confirm that products complies with Contractor’s release specifications and criteria. Contractor will submit in WAWF to the Contracting Officer or the duly authorized representative of the Government with a Certificate of Analysis for quality inspection of all deliverables. Initial Inspection under this contract will be performed at the Contractor’s facility, or the subcontractor facility, by the BARDA Contracting Officer Technical Representative (COTR). Final inspection of product shall occur when the Government inspects each shipment of product delivered to it hereunder for visible damage and quantity within [***] of such delivery. In the event Contractor supplies any product to the Government and it is established that such Product was damaged or does not include the required quantities at the time of delivery, the Government shall promptly notify Contractor in writing within [***]. Final inspection shall be conducted at the CDC location identified as destination. In the event the USG requires storage of the FDP to a Vendor Managed Inventory (VMI) location, final quantity inspection shall be conducted by submission into WAWF of shipping or other documentation confirming quantity to VMI location. Final physical inspection of the FDP shall be conducted upon receipt of product to USG location. Inspection of all reports and Contract Data Requirement List (CDRL) under this contract will be performed at Destination by duly authorized representative of the Government. E.2 Acceptance a. Acceptance at origin shall occur at [***]. Acceptance at destination shall occur [***]. Regardless of where acceptance occurs, the contractor is responsible for final delivery of Filled Drug Product (FDP) to a government designated CDC location. b. Acceptance under this agreement will be performed by Army Contracting Command Aberdeen Proving Ground (ACC-APG) Natick Contracting Division (NCD) Contracting Officer. c. Acceptance of services under VMI SubCLINs ( List CLINS) shall occur upon satisfactory physical and quantity inspection of FDP upon delivery at USG designated CDC location. d. The parties acknowledge that acceptance may depend on the compliance with the Contractor’s product specifications. The KO and COR may prior to acceptance consult with FDA under its authority under Public Law 115-92 to determine whether the material to be delivered meets the Contractor’s product specifications. To this end, Contractor agrees to provide a letter to FDA authorizing the Government to engage in dialog with FDA about the ultimate compliance of this product with the Contractor’s product specifications prior to acceptance. BARDA/COR will accept product according to the approved Product Acceptance Procedure.

W911QY20C0100 Page 31 of 53 Section F - Deliveries or Performance DELIVERY INFORMATION CLIN DELIVERY DATE QUANTITY SHIP TO ADDRESS DODAAC / CAGE [***] [***] [***] N/A N/A [***] [***] [***] N/A Origin (Shipping Point) FOB: [***] [***] [***] N/A Origin (Shipping Point) FOB: [***] [***] [***] N/A Destination FOB: [***] [***] [***] N/A Destination FOB: [***] [***] [***] N/A Destination FOB: [***] [***] [***] N/A N/A [***] [***] [***] N/A Destination FOB: [***] [***] [***] N/A Destination FOB: [***] [***] [***] N/A Destination FOB: [***] [***] [***] N/A Destination FOB: [***] [***] [***] [***] [***] FOB: Destination [***] [***] [***] N/A N/A [***] [***] [***] N/A FOB: Destination

W911QY20C0100 Page 32 of 53 [***] [***] [***] Destination N/A FOB: [***] [***] [***] Destination N/A FOB: [***] [***] [***] Destination N/A FOB: [***] [***] [***] N/A N/A [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A N/A [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A N/A [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination [***] [***] [***] N/A FOB: Destination CLAUSES INCORPORATED BY REFERENCE

W911QY20C0100 Page 33 of 53 52.211-17 Delivery of Excess Quantities SEP 1989 52.242-15 Stop-Work Order AUG 1989 52.247-34 F.O.B. Destination NOV 1991 F.1 The contractor shall ship mRNA-1273 vaccines to designated locations [***] in the United States. The contractor shall be responsible for secure shipment of all vaccine product whether acceptance is conducted at origin or destination.

W911QY20C0100 Page 34 of 53 Section G - Contract Administration Data ACCOUNTING AND APPROPRIATION DATA AA: 0212020202120400000664643255 S.0074658.5.6 6100.9000021001 COST CODE: A5XAH AMOUNT: $955,500,000.00 AB: 0212020202120400000664643255 S.0074658.5.6.1 6100.9000021001 COST CODE: A5XAH AMOUNT: $269,500,000.00 ACRN CLIN/SLIN CIN AMOUNT AA 0001AA GFEBS001153469300001 $183,750,000.00 0001AC GFEBS001153469300003 $367,500,000.00 0001AD GFEBS001153469300004 $404,250,000.00 AB 0001AB GFEBS001153469300002 $269,500,000.00 CLAUSES INCORPORATED BY REFERENCE 252.204-7006 Billing Instructions OCT 2005 252.232-7003 Electronic Submission of Payment Requests and Receiving DEC 2018 Reports CLAUSES INCORPORATED BY FULL TEXT 252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018) (a) Definitions. As used in this clause— “Department of Defense Activity Address Code (DoDAAC)” is a six position code that uniquely identifies a unit, activity, or organization. “Document type” means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF). “Local processing office (LPO)” is the office responsible for payment certification when payment certification is done external to the entitlement system. “Payment request” and “receiving report” are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports. (b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232- 7003, Electronic Submission of Payment Requests and Receiving Reports. (c) WAWF access. To access WAWF, the Contractor shall—

W911QY20C0100 Page 35 of 53 (1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and (2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site. (d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/. (e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol. (f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order: (1) Document type. The Contractor shall submit payment requests using the following document type(s): COMBO (ii) For fixed price line items— (A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer. Invoice and receiving report document type (B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer. N/A (iii) For customary progress payments based on costs incurred, submit a progress payment request. (iv) For performance based payments, submit a performance based payment request. (v) For commercial item financing, submit a commercial item financing request. (2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract. (3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system. Routing Data Table Field Name in WAWF Data to be entered in WAWF Pay Official DoDAAC HQ0337 Issue By DoDAAC W911QY Admin DoDAAC** S2206A

W911QY20C0100 Page 36 of 53 Inspect By DoDAAC S2206A / BARDA Acceptor W911QY Ship To TDB (4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable. (5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F. (g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact. [***] / DCMA Boston-AFAW, Administrative Contracting Officer / [***] (2) Contact the WAWF helpdesk at [***], if assistance is needed. (End of clause) FOR REFERANCE: DFARS PGI 204.7108 Payment Instructions Table https://www.acq.osd.mil/dpap/dars/pgi/pgi_htm/current/PGI204_71.htm#payment_instructions G.1 GOVERNMENT CONTRACT ADMINISTRATION In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer. Procuring Contracting Officer: [***] Bldg. 1, General Green Avenue Natick, MA 017650-5011 Contract Specialist:

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[***]
Bldg. 1, General Green Avenue
Natick, MA 017650-5011

G.2 GOVERNMENT TECHNICAL POINT OF CONTACT

[***]
Biologist/Project Officer
200 C Street, NW
Washington, DC 20201

G.3 CONTRACTOR'S CONTRACT ADMINISTRATION

[***]
ModernaTX, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578

G.4 PLACES OF PERFORMANCE

ModernaTX, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578

G.5 NOTIFICATION OF REVISIONS AND CHANGE

Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.

G.6 PERFORMANCE BASED PAYMENT

Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0008, Performance-based Payment Milestone Table. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option IAW the following schedule:

CLIN	PERIOD	AMOUNT	
0001AA	BASE	$	90,210,000
0001AA	BASE	$	132,308,000
0001AA	BASE	$	180,420,000
0001AA	BASE	$	198,462,000
TOTAL		$	601,400,000
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]			[***]
[***]	[***]		[***]
[***]	[***]		[***]

W911QY20C0100 Page 38 of 53 [***] [***] [***] [***] [***] Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions of payments otherwise due to the contractor for the partial or complete delivery of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0009, Performance- based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0009.

W911QY20C0100 Page 39 of 53 Section H - Special Contract Requirements H.1 Key Personnel Any key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) calendar days prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than thirty (30) calendar-day notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel: Name Title [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] H.2 Substitution of Key Personnel The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made except in accordance with this clause. All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the contracting officer to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The contracting officer or authorized representative will evaluate such requests and promptly notify the contractor of his approval or disapproval thereof. H.3 Disclosure of Information: Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information developed or obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO which the KO will provide in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency. The Contractor shall comply with all applicable Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Government’s rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress. Neither the Contractor nor the Contractor‘s employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activity‘s security or interrupt the continuity of its operations.

W911QY20C0100 Page 40 of 53 No information related to data obtained under this contract shall be released or publicized without the prior written consent of the COR, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any government entity’ for submission to any securities exchange on which the Contractor’s (or its parent corporation’s) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions. The exceptions identified in this paragraph apply to all disclosures under this Section H.3 except to the extent that a disclosure is otherwise prohibited by law. H.4 Publication and Publicity The contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government. (a) Unless otherwise specified in this contract, the contractor may publish the results of its work under this contract. The contractor shall promptly send a copy of each submission to the COR for security review prior to submission. The contractor shall also inform the COR when the abstract article or other publication is published, and furnish a copy of it as finally published. (b) Unless authorized in writing by the CO, the contractor shall not display the DoD logo including Operating Division or Staff Division logos on any publications. (c) The contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies DoD approval or endorsement of the product(s) or service(s) provided. (d) The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The contractor shall acknowledge the support of the Department of Health and Human Services, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows: "This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract Number W911QY-20-C-0100.” H.5 Confidentiality of Information a. Confidential information, as used in this article, means non-public information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization. b. The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause. c. If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act. d. Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

W911QY20C0100 Page 41 of 53 e. Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication. f. Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials. g. The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws. ALL REQUIREMENTS OF THIS SECTION H.5 MUST BE PASSED TO ALL SUB-CONTRACTOR. H.6 Regulatory Rights This contract involves supply of a product that requires FDA pre-market approval or clearance before commercial authorization. Contractor is seeking FDA authorization or clearance for the commercialization of mRNA-1273, Moderna vaccine for SARS-CoV-2 Coronavirus (the “Technology”). The Contractor is the Sponsor of the Regulatory Application (an investigational new drug application (IND), investigational device exemption (IDE), emergency use authorization (EUA), new drug application (NDA), biologics license application (BLA), premarket approval application (PMA), or 510(k) pre-market notification filing (510(k)) or another regulatory filing submitted to FDA) for the technology. As the Sponsor of the Regulatory Application to FDA (as the terms “sponsor” and “applicant” are defined or used in at 21 CFR §§3.2(c), 312.5, 600.3(t), 812.2(b), 812 Subpart C, or 814.20), the Contractor has certain standing before the FDA that entitles it to exclusive communications related to the Regulatory Application. Accordingly, the Contractor and the Government agree to the following: a. DoD Medical Product Priority. PL 115-92 allows the DoD to request, and FDA to provide, assistance to expedite development of products to diagnose, treat, or prevent serious or life-threatening diseases or conditions facing American military personnel. The contractor recognizes that only the DoD can utilize PL 115-92. As such, the contractor will work proactively with the Government to leverage this law to its maximum potential under this contract. The contractor shall submit Public Law 115-92 Sponsor Authorization Letter that will be delivered to the designated OWS POC(s) within 30 days of award. [***] H.7 Performance Based Payment Liquidated under Termination

W911QY20C0100 Page 42 of 53 Performance Based Payments (PBPs) have been authorized as a method of financing under this contract. In the event the Moderna’s mRNA-1273 COVID Vaccine is unsuccessful in its bid to obtain EUA or FDA approval, the Government may issue a Termination for Convenience (T4C) in whole or in part, on this contract. Upon notice of a T4C, the contractor shall submit a termination settlement proposal, IAW FAR 52.249-2, Termination for Convenience of the Government (Fixed-Price). H.8 Public Readiness and Emergency Preparedness (PREP) Act: In accordance with the Public Readiness and Emergency Preparedness Act (“PREP Act”), Pub. L. No. 109-148, Division C, Section 2, as amended (codified at 42 U.S.C. § 247d-6d and 42 U.S.C. § 247d-6e), as well as the Secretary of HHS’s Declaration Under the Public Readiness and Emergency Preparedness Act for Medical Countermeasures Against COVID-19, 85 Fed. Reg. 15198 (Mar. 17, 2020, effective Feb. 4, 2020), and amended on April 15, 2020, 85 Fed. Reg. 21012 (together, the “Prep Act Declaration”): (i) This Agreement is being entered into for purposes of facilitating the manufacture, testing, development, distribution, administration, and use of “Covered Countermeasures” for responding to the COVID-19 public health emergency, in accordance with Section VI of the PREP Act Declaration; (ii) Contractor’s performance of this Agreement falls within the scope of the “Recommended Activities” for responding to the COVID-19 public health emergency, to the extent it is in accordance with Section III of the PREP Act Declaration; and (iii) Contractor is a “Covered Person” to the extent it is a person defined in Section V of the PREP Act Declaration. Therefore, in accordance with Sections IV and VII of the PREP Act Declaration as well as the PREP Act (42 U.S.C. § 247d-6d), the Department of Defense contracting via assisted acquisition on behalf of the HHS, expressly acknowledges and agrees that the HHS Declaration cited above, specifically its language providing immunity from suit and liability is applicable to this acquisition as long as Contractors activities fall within the terms and conditions of the PREP Act and the PREP Act Declaration. The Government may not use, or authorize the use of, any products or materials provided under this contract, unless such use occurs in the United States (or a U.S. territory where U.S. law applies such as embassies, military and NATO installations) and is protected from liability under a declaration issued under the PREP Act, or a successor COVID-19 PREP Act Declaration of equal or greater scope. Any use where the application of the PREP Act is in question will be discussed with Moderna prior to use and, if the parties disagree on such use, the dispute will be resolved according to the “Disputes Clause” (52.233-1) The items and technology covered by this Contract are being developed for both civil and military applications. [***]

W911QY20C0100 Page 43 of 53 H.10 Ensuring Sufficient Supply of the Product 1. In recognition of the Government’s significant funding for the development and manufacturing of the product in this contract and the Government’s need to provide sufficient quantities of a COVID-19 vaccine to protect the United States population, the Government shall have the remedy described in this section to ensure sufficient supply of the product to meet the needs of the public health or national security. This remedy is not available to the Government unless and until both of the following conditions ((a) and (b)) are met: a. Moderna gives written notice, required to be submitted to the Government no later than [***], of: i. any formal management decision to terminate manufacturing of this product vaccine prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons or; ii. any formal management decision to discontinue sale of this product vaccine to the Government prior to delivery of any doses to USG under this contract, including all exercised options, other than as a result of clinical failure, or serious technical or safety reasons; or iii. any filing that anticipates Federal bankruptcy protection; and b. Moderna has submitted an Emergency Use Authorization application under §564 of the FD&C Act or a biologics license application provisions of §351(a) of the Public Health Service Act (PHSA). 2. If both conditions listed in section 1 occur, Moderna, upon the request of the Government, shall provide the following items necessary for the Government to pursue manufacturing of this product vaccine with a third party for exclusive sale to the U.S. Government: a. a writing evidencing a non-exclusive, nontransferable, irrevocable (except for cause), royalty-free paid-up license to practice or have practiced for or on behalf of the U.S. Government any Moderna Background Patent, Copyright, other Moderna Intellectual Property, Moderna Know-How, Moderna Technical Data rights necessary to manufacture doses of the mRNA-1273 vaccine; b. necessary FDA regulatory filings or authorizations owned or controlled by Moderna related to this product vaccine and any confirmatory instrument pertaining thereto; and c. any outstanding Deliverables contemplated or materials purchased under this contract. 3. This remedy will remain available until the end of the contract. [***]

W911QY20C0100 Page 44 of 53 H.12 Transportation to Final Destination During the course of performance under this contract, the Government may require storage of the filled drug product (FDP) before delivery to the final government location. In these circumstances, the Government will accept FDP at the contractor facility (Origin). The contractor; however, shall continue to be responsible for secure delivery of the vaccine to its final destination as identified on this contract. [***]. H.13 Validation of IP/Data The Parties acknowledge that background intellectual property and technical data assertions have been made and evaluated by the parties. The parties agree that, should additional information relevant to these assertions become available, the parties will reevaluate said assertions as necessary in the future. H.14 Novation Upon Moderna, US, Inc.'s registration in the System for Award Management, the Government will, at the Contractor's request, complete a novation of this Contract to recognize Moderna US, Inc. as a counterparty instead of Moderna TX, Inc. This novation will be completed through a modification executed by the Government that identifies Moderna US, Inc. as the contracting party for all purposes as if it had originally executed the Contract.

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Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUN 2020
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	MAY 2014
52.203-6	Restrictions On Subcontractor Sales To The Government	JUN 2020
52.203-7	Anti-Kickback Procedures	JUN 2020
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	MAY 2014
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	MAY 2014
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 2020
52.203-13	Contractor Code of Business Ethics and Conduct	JUN 2020
52.203-17	Contractor Employee Whistleblower Rights and Requirement To Inform Employees of Whistleblower Rights	JUN 2020
52.204-1	Approval of Contract	DEC 1989
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	JUN 2020
52.204-13	System for Award Management Maintenance	OCT 2018
52.204-18	Commercial and Government Entity Code Maintenance	JUL 2016
52.204-19	Incorporation by Reference of Representations and Certifications.	DEC 2014
52.204-23	Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities.	JUL 2018
52.204-25	Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.	AUG 2019
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUN 2020
52.209-10	Prohibition on Contracting With Inverted Domestic Corporations	NOV 2015
52.210-1	Market Research	JUN 2020
52.215-2	Audit and Records--Negotiation	JUN 2020
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-11	Price Reduction for Defective Certified Cost or Pricing Data--Modifications	JUN 2020
52.215-13	Subcontractor Certified Cost or Pricing Data--Modifications	JUN 2020
52.215-14	Integrity of Unit Prices	JUN 2020
52.215-15	Pension Adjustments and Asset Reversions	OCT 2010
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data -- Modifications	JUN 2020
52.217-4	Evaluation Of Options Exercised At The Time Of Contract Award	JUN 1988
52.217-7	Option For Increased Quantity-Separately Priced Line Item	MAR 1989
52.217-8	Option To Extend Services	NOV 1999
52.219-8	Utilization of Small Business Concerns	OCT 2018

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52.219-28	Post-Award Small Business Program Rerepresentation	MAY 2020
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	JAN 2020
52.222-21	Prohibition Of Segregated Facilities	APR 2015
52.222-26	Equal Opportunity	SEP 2016
52.222-35	Equal Opportunity for Veterans	JUN 2020
52.222-36	Equal Opportunity for Workers with Disabilities	JUN 2020
52.222-37	Employment Reports on Veterans	JUN 2020
52.222-40	Notification of Employee Rights Under the National Labor Relations Act	DEC 2010
52.222-50	Combating Trafficking in Persons	JAN 2019
52.222-54	Employment Eligibility Verification	OCT 2015
52.223-6	Drug-Free Workplace	MAY 2001
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	JUN 2020
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	JUN 2020
52.227-1 Alt I	Authorization And Consent (JUN 2020) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	JUN 2020
52.227-11	Patent Rights--Ownership By The Contractor	MAY 2014
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	MAY 2014
52.232-23	Assignment Of Claims	MAY 2014
52.232-25	Prompt Payment	JAN 2017
52.232-33	Payment by Electronic Funds Transfer--System for Award Management	OCT 2018
52.232-39	Unenforceability of Unauthorized Obligations	JUN 2013
52.232-40	Providing Accelerated Payments to Small Business Subcontractors	DEC 2013
52.233-1	Disputes	MAY 2014
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-13	Bankruptcy	JUL 1995
52.243-1	Changes--Fixed Price	AUG 1987
52.243-7	Notification Of Changes	JAN 2017
52.244-5	Competition In Subcontracting	DEC 1996
52.245-9	Use And Charges	APR 2012
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	APR 2012
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.249-14	Excusable Delays	APR 1984
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	SEP 2013
252.203-7003	Agency Office of the Inspector General	AUG 2019
252.211-7003	Item Unique Identification and Valuation	MAR 2016
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements	DEC 2010
252.225-7048	Export-Controlled Items	JUN 2013
252.227-7013	Rights in Technical Data--Noncommercial Items	FEB 2014
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	FEB 2014
252.227-7016	Rights in Bid or Proposal Information	JAN 2011

W911QY20C0100 Page 47 of 53 252.227-7017 Identification and Assertion of Use, Release, or Disclosure JAN 2011 Restrictions 252.227-7019 Validation of Asserted Restrictions--Computer Software SEP 2016 252.227-7028 Technical Data or Computer Software Previously Delivered JUN 1995 to the Government 252.227-7030 Technical Data--Withholding Of Payment MAR 2000 252.227-7037 Validation of Restrictive Markings on Technical Data SEP 2016 252.232-7007 Limitation Of Government's Obligation APR 2014 252.244-7000 Subcontracts for Commercial Items JUN 2013 CLAUSES INCORPORATED BY FULL TEXT 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000) (a) The Government may extend the term of this contract by written notice to the Contractor within 5 days for; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days for Options 1 and 2, 60 days for Option 3 and 4 before the contract expires. The preliminary notice does not commit the Government to an extension. (b) If the Government exercises this option, the extended contract shall be considered to include this option clause. (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 20 months. (End of clause) 52.232-32 PERFORMANCE-BASED PAYMENTS (APR 2012) (a) Amount of payments and limitations on payments. Subject to such other limitations and conditions as are specified in this contract and this clause, the amount of payments and limitations on payments shall be specified in the contract's description of the basis for payment. (b) Contractor request for performance-based payment. The Contractor may submit requests for payment of performance-based payments not more frequently than monthly, in a form and manner acceptable to the Contracting Officer. Unless otherwise authorized by the Contracting Officer, all performance-based payments in any period for which payment is being requested shall be included in a single request, appropriately itemized and totaled. The Contractor's request shall contain the information and certification detailed in paragraphs (l) and (m) of this clause. (c) Approval and payment of requests. (1) The Contractor shall not be entitled to payment of a request for performance-based payment prior to successful accomplishment of the event or performance criterion for which payment is requested. The Contracting Officer shall determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with the terms of the contract. The Contracting Officer may, at any time, require the Contractor to substantiate the successful performance of any event or performance criterion which has been or is represented as being payable. (2) A payment under this performance-based payment clause is a contract financing payment under the Prompt Payment clause of this contract and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved requests on the 30th day after receipt of the request for performance- based payment by the designated payment office. However, the designated payment office is not required to provide

W911QY20C0100 Page 48 of 53 payment if the Contracting Officer requires substantiation as provided in paragraph (c)(1) of this clause, or inquiries into the status of an event or performance criterion, or into any of the conditions listed in paragraph (e) of this clause, or into the Contractor certification. The payment period will not begin until the Contracting Officer approves the request. (3) The approval by the Contracting Officer of a request for performance-based payment does not constitute an acceptance by the Government and does not excuse the Contractor from performance of obligations under this contract. (d) Liquidation of performance-based payments. (1) Performance-based finance amounts paid prior to payment for delivery of an item shall be liquidated by deducting a percentage or a designated dollar amount from the delivery payment. If the performance-based finance payments are on a delivery item basis, the liquidation amount for each such line item shall be the percent of that delivery item price that was previously paid under performance-based finance payments or the designated dollar amount. If the performance-based finance payments are on a whole contract basis, liquidation shall be by either predesignated liquidation amounts or a liquidation percentage. (2) If at any time the amount of payments under this contract exceeds any limitation in this contract, the Contractor shall repay to the Government the excess. Unless otherwise determined by the Contracting Officer, such excess shall be credited as a reduction in the unliquidated performance-based payment balance(s), after adjustment of invoice payments and balances for any retroactive price adjustments. (e) Reduction or suspension of performance-based payments. The Contracting Officer may reduce or suspend performance-based payments, liquidate performance-based payments by deduction from any payment under the contract, or take a combination of these actions after finding upon substantial evidence any of the following conditions: (1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (h) and (i) of this clause). (2) Performance of this contract is endangered by the Contractor's -- (i) Failure to make progress; or (ii) Unsatisfactory financial condition. (3) The Contractor is delinquent in payment of any subcontractor or supplier under this contract in the ordinary course of business. (f) Title. (1) Title to the property described in this paragraph (f) shall vest in the Government. Vestiture shall be immediately upon the date of the first performance-based payment under this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract (2) "Property," as used in this clause, includes all of the following described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices: (i) Parts, materials, inventories, and work in process; (ii) Special tooling and special test equipment to which the Government is to acquire title;

W911QY20C0100 Page 49 of 53 (iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (f)(2)(ii) of this clause; and (iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract. (3) Although title to property is in the Government under this clause, other applicable clauses of this contract (e.g., the termination or clauses) shall determine the handling and disposition of the property. (4) The Contractor may sell any scrap resulting from production under this contract, without requesting the Contracting Officer's approval, provided that any significant reduction in the value of the property to which the Government has title under this clause is reported in writing to the Contracting Officer. (5) In order to acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor shall obtain the Contracting Officer's advance approval of the action and the terms. If approved, the basis for payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause. (6) When the Contractor completes all of the obligations under this contract, including liquidation of all performance-based payments, title shall vest in the Contractor for all property (or the proceeds thereof) not -- (i) Delivered to, and accepted by, the Government under this contract; or (ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause. (7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause. (g) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. If any property is lost (see 45.101), the basis of payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause. (h) Records and controls. The Contractor shall maintain records and controls adequate for administration of this clause. The Contractor shall have no entitlement to performance-based payments during any time the Contractor's records or controls are determined by the Contracting Officer to be inadequate for administration of this clause. (i) Reports and Government access. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information requested by the Contracting Officer for the administration of this clause and to determine that an event or other criterion prompting a financing payment has been successfully accomplished. The Contractor shall give the Government reasonable opportunity to examine and verify the Contractor's records and to examine and verify the Contractor's performance of this contract for administration of this clause. (j) Special terms regarding default. If this contract is terminated under the Default clause, (1) the Contractor shall, on demand, repay to the Government the amount of unliquidated performance-based payments, and (2) title shall vest in the Contractor, on full liquidation of all performance-based payments, for all property for which

W911QY20C0100 Page 50 of 53 the Government elects not to require delivery under the Default clause of this contract. The Government shall be liable for no payment except as provided by the Default clause. (k) Reservation of rights. (1) No payment or vesting of title under this clause shall -- (i) Excuse the Contractor from performance of obligations under this contract; or (ii) Constitute a waiver of any of the rights or remedies of the parties under the contract. (2) The Government's rights and remedies under this clause -- (i) Shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract; and (ii) Shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government. (l) Content of Contractor's request for performance-based payment. The Contractor's request for performance-based payment shall contain the following: (1) The name and address of the Contractor; (2) The date of the request for performance-based payment; (3) The contract number and/or other identifier of the contract or order under which the request is made; (4) Such information and documentation as is required by the contract's description of the basis for payment; and (5) A certification by a Contractor official authorized to bind the Contractor, as specified in paragraph (m) of this clause. (m) Content of Contractor's certification. As required in paragraph (l)(5) of this clause, the Contractor shall make the following certification in each request for performance-based payment: I certify to the best of my knowledge and belief that -- (1) This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and the instructions of the Contracting Officer; (2) (Except as reported in writing on ), all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business; (3) There are no encumbrances (except as reported in writing on ) against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government's title; (4) There has been no materially adverse change in the financial condition of the Contractor since the submission by the Contractor to the Government of the most recent written information dated ; and (5) After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance-based payments have been requested will not exceed any limitation in the contract, and

W911QY20C0100 Page 51 of 53 the amount of all payments under the contract will not exceed any limitation in the contract. (End of Clause) 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998) This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): https://www.acquisition.gov/content/regulations (End of clause) 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984) (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause. (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation. (End of clause)

W911QY20C0100

Page 52 of 53

Section J - List of Documents, Exhibits and Other Attachments

Document Type	Description	Page #	Date
Exhibit A	CDRLs	14	18 July 2020
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	2	23 July 2020
Attachment 0002	Security Plan	6	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	1	7 August 2020
Attachment 0005	[***]	1	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	2	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	1	7 August 2020
Attachment 0008	Performance Base Payment Milestone Billing Plan	15	7 August 2020

Exhibit A
Contract Data Requirements List (CDRL)

Data Item #	Title of Data Item	Subtitle	Date
A001	Quality Audit Finding and Response Record (QAFRR)	BARDA Audit Findings Report	18-Jul-20
A002	Quality Audit Finding and Response Record (QAFRR)	FDA Audit Findings Report	18-Jul-20
A003	Contractor Furnished Material (CFM) Report	Monthly Inventory Report	18-Jul-20
A004	Quality Program Plan	Quality Program Plan	18-Jul-20
A005	Task Directive Documentation	Shipping Documentation - Finished Drag Products (FDP)	18-Jul-20
A006	Task Directive Documentation	Expiring Item Report	18-Jul-20
A007	Contractor's Personnel Roster	Key Personnel Listing	18-Jul-20
A008	Status Report	Monthly Technical Progress Report	18-Jul-20
A009	Contract Summary Report	Final Technical Report	18-Jul-20
A010	Supply Chain Risk Management Plan	Supply Chain Resiliency Plan (SCRP)	18-Jul-20
A011	Contractor's Risk Management Plan	Risk Management Plan (RMP)	18-Jul-20
A012	Research and Development of Medical Products Regulated by the U.S. Food and Drug Administration	Vendor Managed Inventory Plan/SOP	18 Jul 20
A013	Internal Contractor Technical Data	Manufacturing Reports and Dose Tracking Projections/Actuals	18-Jul-20
A014	Certificate of Compliance (Analysis)	Product Acceptance Report	18-Jul-20
A015	N/A	-	-
A016	Accident Incident Report	Incident Report	18-Jul-20
A017	Internal Contractor Technical Data Report	FDA Correspondence	18-Jul-20
A018	Acquisition Support Documentation	Press Releases	18-Jul-20
A019	Contractor's Standard Operating Procedures	Security Plan	18-Jul-20
A020	Conference Agenda	Conference Agenda	18-Jul-20

W911QY20C0100 Page 53 of 53 A021 Report, Record of Meeting/Minutes Meeting Minutes 18-Jul-20 A022 Presentation Material Presentation Material 18-Jul-20 A023 N/A - - A024 Operations Security (OPSEC) Plan Operational Security (OPSEC) 18 Jul 20 SOP/Plan A025 Research and Development of Manufacturing Development Plan 18 Jul 20 Medical Products Regulated by the U.S. Food & Drug Administration (FDA)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH "[***]". SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

Section J

Title	Description	Page	Date
Exhibit A	Contract Data Requirement List (CDRL)	15	18 July 2020
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	2	23 July 2020
Attachment 0002	Security Plan	6	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	2	7 August 2020
Attachment 0005	[***]	1	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	2	6 August 2020
Attachment 0007	Performance Based Payment Milestone Schedule	1	7 August 2020
Attachment 0008	Performance Based Payment Milestone Billing Plan	15	7 August 2020

W911QY-20-C-0100
Section J

Contract Data Requirements List (CDRLs) Exhibit A As of 18 July 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO. 0002
B. EXHIBIT A
C. CATEGORY: TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE
E. CONTRACT/PR NO. W911QY-20-C-0100
F. CONTRACTOR Moderna TX, Inc.

1. DATA ITEM NO. A001
2. TITLE OF DATA ITEM Quality Audit Finding and Response Record (QAFRR)
3. SUBTITLE BARDA Audit Findings Report
17. Price Group

4. AUTHORITY *(Data Acquisition Document No.)* DI-SESS-81923
5. CONTRACT REFERENCE C.3.1.2.1, C.3.2.2.1, C.3.3.2.1
6. REQUIRING OFFICE ASPR BARDA
18. Estimated Total Price

7. DD 250 REQ N/A
9. DIST STATEMENT REQUIRED C
10. FREQUENCY ASREQ
12. DATE OF FIRST SUBMISSION Refer to Block 16
8. APP CODE A
11. AS OF DATE 0
13. DATE OF SUBSEQUENT SUBMISSION Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	1	0
15. TOTAL →			

16. REMARKS
4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. The contractor shall detail the findings and corrective action(s).
8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit within 10 business days of an Audit.
13. The contractor shall incorporate USG comments and provide a final report to the USG upon completion of corrective action.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

1. DATA ITEM NO. A002
2. TITLE OF DATA ITEM Research and Development of Medical Products Regulated by the U.S. Food & Drug Administration
3. SUBTITLE FDA Interactions and Inspections Documents
17. Price Group

4. AUTHORITY *(Data Acquisition Document No.)* DI-TCSP-82040 (Tailored)
5. CONTRACT REFERENCE C.3.1.2.2, C.3.2.2.2, C.3.3.2.2
6. REQUIRING OFFICE ASPR BARDA
18. Estimated Total Price

7. DD 250 REQ N/A
9. DIST STATEMENT REQUIRED C
10. FREQUENCY ASREQ
12. DATE OF FIRST SUBMISSION Refer to Block 16
8. APP CODE A
11. AS OF DATE 0
13. DATE OF SUBSEQUENT SUBMISSION Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	1	0
15. TOTAL →	2	2	0

16. REMARKS
4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. The contractor shall detail the findings and corrective action(s).
8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit within 10 business days of an Audit.
13. The contractor shall incorporate USG comments and provide a final report to the USG upon completion of corrective action.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

Data Item A003

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A003	Contractor Furnished Material (CFM) Report	Monthly Inventory Report	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-MGMT-82049	C.4.1	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
NO	C	MTHLY	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
NA		N	Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	0	LT	0
15. TOTAL →	1	1	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. The contractor shall detail the findings and corrective action(s).

8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.

9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.

12. Submit within 10 business days of an Audit.

13. The contractor shall incorporate USG comments and provide a final report to the USG upon completion of corrective action.

14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).

LT: Letter of Transmittal (via email).

Data Item A004

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A004	Research and Development of Medical Products Regulated by the U.S. Food & Drug Administration	Quality Management Plan	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-TCSP-82040 (Tailored)	C.4.18	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	ASREQ	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		0	Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	LT	0
15. TOTAL →	1	1	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. Page 10, paragraph f.(2) applies.

8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.

9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.

12. Submit within 30 calendar days after contract award.

13. The contractor shall incorporate USG comments and resubmit within 10 calendar days after receipt.

14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).

LT: Letter of Transmittal (via email).

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0002

B. EXHIBIT A

C. CATEGORY: TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE

E. CONTRACT/PR NO. W911QY-20-C-0100

F. CONTRACTOR Moderna TX, Inc.

1. DATA ITEM NO. A005

2. TITLE OF DATA ITEM Research and Development of Medical Products Regulated by the U.S. Food and Drug Administration (FDA)

3. SUBTITLE Shipping Documentation-Finished Drug Product (FDP)

17. Price Group

4. AUTHORITY *(Data Acquisition Document No.)* DI-TCSP-82040

5. CONTRACT REFERENCE C.4.3

6. REQUIRING OFFICE ASPR BARDA

18. Estimated Total Price

7. DD 250 REQ NA

9. DIST STATEMENT REQUIRED C

10. FREQUENCY ASREQ

12. DATE OF FIRST SUBMISSION Refer to Block 16

8. APP CODE A

11. AS OF DATE 0

13. DATE OF SUBSEQUENT SUBMISSION Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	LT	0
15. TOTAL →	1	1	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. Provide shipping document for all FDP transferring from the contractor's facility to a USG facility. Provide the following information in order to coordinate the movement and delivery of vaccine product from manufacturing locations to USG distribution centers:

-Points of Contact information (name, title, phone, email) for manufacturing / supply chain personnel for each manufacturing, CMO, storage and distribution locations:

- Head of Manufacturing
- Production Planning
- Logistics
- Distribution
- Labeling – Provide vaccine labeling, packaging and distribution information as soon as it becomes available. At a minimum, include the following: a) Primary Container Information; b) Number of doses per primary container; c) Unit of Sale (carton, box, package, other); d) Quantity per Unit of Sale; National Drug Code (NDC) or NDC-like code under EUA; Unit of Sale dimensions (H,W,L); e) Unit of Sale weight; f) Intermediate Package; g) Intermediate Package dimensions; h) Intermediate Package weight; i) Quantity Unit of Sale per pallet; j) Storage Requirements; and k) Stability Information.

Packaging List: Include the following DSCSA data elements, TI, TH and TS in packing lists. Include the contract number and CDC's PO number (which BARDA will provide at the time the bulk order is submitted) on the packing list for all shipments. Include a copy of the MSDS (with QR code) in the packing list envelope with each shipment. Send EDI 856 Advanced Shipment Notice for all products shipped to a USG directed location. CDC will provide EDI mapping specifications that include the CDC generated PO number. Send electronic/scanned copies of all bulk shipment related documents to the COR for three-way matching on the day shipment occurs.

8. Shipping Process Demo: The US Government (USG) will respond within 15 calendar days with comments or approval. Subsequent submission (after USG approval of initial shipping process demo) within 1 calendar day after receipt of the FDP.

9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.

12. 1st Submittal (Demo): 30 calendar days prior to first shipment. Submit concurrent with each FDP delivery.

13. The contractor shall incorporate USG comments and resubmit to the USG within 1 calendar day after receipt.

14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) or Adobe PDF via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).

LT: Letter of Transmittal (via email)

G. PREPARED BY Pamela Serra

H. DATE July 18, 2020

I. APPROVED BY Marva Taylor

J. DATE July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO. 0002
B. EXHIBIT A
C. CATEGORY: TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE
E. CONTRACT/PR NO. W911QY-20-C-0100
F. CONTRACTOR Moderna TX, Inc.

1. DATA ITEM NO. A006
2. TITLE OF DATA ITEM Task Directive Documentation
3. SUBTITLE Expiring Items Report
17. Price Group

4. AUTHORITY *(Data Acquisition Document No.)* DI-SESS-82206 (Tailored)
5. CONTRACT REFERENCE C.4.3
6. REQUIRING OFFICE ASPR BARDA
18. Estimated Total Price

7. DD 250 REQ NA
9. DIST STATEMENT REQUIRED C
10. FREQUENCY ASREQ
12. DATE OF FIRST SUBMISSION Refer to Block 16
8. APP CODE NO
11. AS OF DATE NA
13. DATE OF SUBSEQUENT SUBMISSION Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	0	1	0
CCAP-SCN**	0	LT	0
15. TOTAL →	0	1	0

16. REMARKS
4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. Only paragraph cc applies.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use).
Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. & 13. Submit 30 calendar days prior to product expiration throughout contract period of performance.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

1. DATA ITEM NO. A007
2. TITLE OF DATA ITEM Contractor's Personnel Roster
3. SUBTITLE Key Personnel Listing
17. Price Group

4. AUTHORITY *(Data Acquisition Document No.)* DI-MGMT-81834A
5. **CONTRACT REFERENCE** C.4.5
6. REQUIRING OFFICE ASPR BARDA
18. Estimated Total Price

7. DD 250 REQ N/A
9. DIST STATEMENT REQUIRED C
10. FREQUENCY ASREQ
12. DATE OF FIRST SUBMISSION Refer to Block 16
8. APP CODE A
11. AS OF DATE 0
13. DATE OF SUBSEQUENT SUBMISSION Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	0	LT	0
15. TOTAL →	1	1	0

16. REMARKS
4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit with Technical Proposal.
13. The contractor shall incorporate USG comments and resubmit to the USG within 10 calendar days after receipt. Resubmit for any changes to key personnel.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0002
B. EXHIBIT A
C. CATEGORY: TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE
E. CONTRACT/PR NO. W911QY-20-C-0100
F. CONTRACTOR Moderna TX, Inc.

1. DATA ITEM NO. A008
2. TITLE OF DATA ITEM Status Report
3. SUBTITLE Monthly Technical Progress Report
17. Price Group

4. AUTHORITY *(Data Acquisition Document No.)* DI-MGMT-80368A (Tailored)
5. CONTRACT REFERENCE C.4.6
6. REQUIRING OFFICE ASPR BARDA
18. Estimated Total Price

7. DD 250 REQ NA
9. DIST STATEMENT REQUIRED C
10. FREQUENCY MTHLY
12. DATE OF FIRST SUBMISSION Refer to Block 16

8. APP CODE A
11. AS OF DATE 0
13. DATE OF SUBSEQUENT SUBMISSION Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	1	0
15. TOTAL →	2	2	0

16. REMARKS

4. The DID may be obtained from http://quicksearch.dla.mil/. The Monthly Progress report shall address each of the below items and be cross-referenced to the Statement of Work (SOW), Product Delivery Table, and an Integrated Master Schedule (IMS), and detail the following:

- A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor's name, address, telephone number, fax number, and e-mail address; and the date of submission;
- SECTION I-EXECUTIVE SUMMARY
- SECTION II - PROGRESS
- SECTION II Part A: OVERALL PROGRESS - A description of overall progress.
- SECTION II part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g., evaluating, and managing subcontractor performance, and personnel changes).
- SECTION II Part C: TECHNICAL PROGRESS - For each activity related to Gantt chart, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project.
- SECTION II Part D: PROPOSED WORK - A summary of work proposed related to Gantt chart for the next reporting period and preprints/reprints of papers and abstracts.
- SECTION III: Estimated and Actual Expenses.

a. This section of the report shall contain a narrative or table detailing whether there is a significant discrepancy (>10%) at this time between the % of work completed and the cumulative costs incurred to date. Monthly and actual expenses should be broken down to the appropriate WBS level.

b. This section of the report should also contain estimates for the Subcontractors' expenses from the previous month if the Subcontractor did not submit a bill in the previous month. If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.

Additionally, the report shall detail the following:

- Storage/inventory of ancillary materials (vials, needles, syringes, etc.)
- Shipment and receipt of ancillary materials (vials, needles, syringes, etc.)
- Disposal of ancillary materials (vials, needles, syringes, etc.)
- Bulk drug substance production
- Fill, finish, and release of product
- Storage/inventory of starting materials, bulk substance, or filled/final product or adjuvant
- Stability information of intermediates, bulk substance and/or finished product
- Shipment of bulk substance of final product
- Disposition of bulk substance or final product
- Identify doses accepted by the Government in previous submissions

8. The USG will review the monthly reports with the Contractor and provided feedback with 10 calendar days after receipt.

9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.

12. Submit on the 20th day of the month covering the preceding month. (A Monthly progress report is not due required during the month when the Final Report)final version, not draft) is due (see CDRL A009)

13. The contractor shall incorporate USG comments and resubmit to the USG within 10 calendar days after receipt. Resubmit for any changes to key personnel.

14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).

LT: Letter of Transmittal (via email).

G. PREPARED BY Pamela Serra
H. DATE July 18, 2020
I. APPROVED BY Marva Taylor
J. DATE July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A009	Contract Summary Report	Final Technical Report	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-ADMN-80447A	C.4.7	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
N/A	C	R/ASR	Refer to Block 16	
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**	
A		0	Refer to Block 16	

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. The final report shall be marked as 'Final'. A cover letter with the report shall contain a summary (not to exceed 200 words) of salient results achieved during the performance of the contract and be structured in the following format: Include the following: Identify doses accepted by the Government in previous submissions.
a. Cover page to include the contract number, contract title, performance period covered, Contractor's name and address, telephone number, fax number, email address and submission date.
b. SECTION I: EXECUTIVE SUMMARY - Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.
c. SECTION II: RESULTS - A detailed description of the work performed related to WBS and Gantt chart, the results obtained, and the impact of the results on the scientific and/or public health community including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance and a summary of all inventions.
8. The US Government (USG) will respond with comments or approval within 30 calendar days after receipt of first draft report and within 15 calendar days of second submission.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit Draft Report 75 calendar days prior to end of contract. Submit Final Report 30 calendar days after contract award.
13. The contractor shall incorporate USG comments and resubmit to the USG within 30 calendar days after receipt for first submission and within 10 calendars days after second submission.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	1	0
15. TOTAL →	2	2	0

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A010	Supply Chain Risk Management Plan	Supply Chain Resiliency Plan (SCRP)	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-MGMT-82256	C.4.8	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
N/A	C	ASREQ	Refer to Block 16	
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**	
A		0	Refer to Block 16	

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
SPECIFIC CONTENT INSTRUCTIONS ARE PROVIDED AT ATTACHMENT 0001 TO THIS CDRL.
8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit with 30 Calendar days after contract award.
13. The contractor shall incorporate USG comments and resubmit to the USG within 7 calendar days after receipt. Submit any and all proposed revisions to the Plan for USG approval 10 calendar days prior to implementation.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	LT	0
15. TOTAL →	1	1	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

Data Item A011

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A011	Research and Development of Medical Products Regulated by the U.S. Food and Drug Administration	Risk Management Plan (RMP)	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-TCSP-82040 (Tailored)	C.4.9	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	R/ASR	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		0	Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	1	0
15. TOTAL →	2	2	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. Page 29, Paragraph (4) applies.
8. The US Government (USG) will respond with comments or approval within 7 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit within XX calendar days after contract award.
13. The contractor shall incorporate USG comments and resubmit to the USG within 20 calendar days after receipt. Submit updates to the RMP concurrent with Monthly Progress Report. (CDRL A008). The contractor may choose to notify the USG up to two times every three months if there are no changes from the prior submission, and not submit an update.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

Data Item A012

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A012	Research and Development of Medical Products Regulated by the U.S. Food and Drug Administration	Vendor Managed Inventory Plan/SOP	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-TCSP-82040 (Tailored)	C.7.1	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	R/ASR	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		0	Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	1	0
15. TOTAL →	2	2	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. Page 11, paragraph (13) applies and Page 29, Paragraph (4) applies. (Subparagraphs (a) through (c) do not apply.)
8. The US Government (USG) will respond with comments or approval within 7 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit within 45 calendar days after contract award.
13. The contractor shall incorporate USG comments and resubmit to the USG within 20 calendar days after receipt. Resubmit for any changes to the USG-approved Plan/SOP.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A013	Research and Development of Medical Products Regulated by the U.S. Food and Drug Administration	Manufacturing Reports and Dose Tracking Projections/Actuals	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-SESS-81309	C.4.10	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	ASREQ	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	Refer to Block 16

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. Pg. 10, paragraph e applies. The contractor shall complete the Dose Tracking Template provided at Attachment 0003.
8. The US Government (USG) will respond with comments or approval within 15 business days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit Manufacturing Reports 15 business days prior to FDA submission. Submit the Dose Tracking Template within 15 calendar days after contract award and daily thereafter.
13. The contractor shall incorporate USG comments and resubmit to the USG within 5 business days after receipt.
14. Submit as an electronic file in Microsoft Excel via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	LT	0
15. TOTAL →	0	1	0

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A014	Research and Development of Medical Products Regulated by the U.S. Food and Drug Administration	Product Acceptance Report and Certificates of Analyses/Compliance	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-TCSP-82040	C.4.11	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	ASREQ	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	Refer to Block 16

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. The contractor shall provide: pictures of the drug product with lot number, drug product lot tree, list of associated deviations (from drug substance and product), and a Certificate of Analysis/Compliance.
8. The US Government (USG) will respond with comments or approval within 5 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit for each lot of FDP delivered.
13. The contractor shall incorporate USG comments and resubmit to the USG within 3 calendar days after receipt.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	LT	0
15. TOTAL →	1	1	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A015	NOT USED		

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
		A	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	

16. REMARKS

NOT USED

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →			

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A016	Accident Incident Report	Incident Report	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-MGMT-82188	C.4.12	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
N/A		ASREQ	Refer to Block 16	
8. APP CODE	C	11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	
A		N/A	Refer to Block 16	

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit with 48 hours of activity or incident or within 24 hours for a security activity or incident.
13. Submit additional updates within 48 hours of additional developments. If corrective action is deemed necessary by the USG, the Contractor shall address in writing, its consideration of concerns raised within 5 business days of receipt.
14. Provide via telephone with written follow-ups and corrective actions to the COR and Contracting Officer. Provide write-up as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	LT	0
15. TOTAL →	1	1	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A017	Research and Development of Medical Products Regulated by the U.S. Food and Drug Administration	FDA Correspondence	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-TCSP-82040 (Tailored)	C.4.13	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	ASREQ	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		0	Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	0	1	0
CCAP-SCN**	0	LT	0
15. TOTAL →	0	1	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
8. The US Government (USG) will respond with comments or approval within 10 business days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit within 2 business days of receipt of FDA correspondence.
13. The contractor shall incorporate USG comments and resubmit concurrent with FDA submission or no later than 1 calendar day of its submission to FDA.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A018	Acquisition Support Documentation	Press Releases	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-MGMT-81607	C.4.14	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	ASREQ	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		0	Refer to Block 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	LT	0
15. TOTAL →	1	1	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/. Only paragraphs 3.e, 3.f and 3.g apply.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit no less than 5 business days prior to the issuance of the press release.
13. Submit any final press releases no later than one (1) calendar day prior to its release.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)	*Form Approved OMB No. 0704-0188*

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A019	Contractor's Standard Operating Procedures	Security Plan	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-MGMT-81580	C.6	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	R/ASR	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		N/A	Refer to Block 16

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
8. The US Government (USG) will respond with comments or approval within 15 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit within 45 calendar days after contract award.
13. The contractor shall incorporate USG comments and resubmit to the USG within 10 calendar days after receipt. Resubmit for any and all revisions for USG approval.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	1	0
15. TOTAL →	2	2	2

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A020	Conference Agenda	Agenda	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-ADMN-81249B	C.5.11, C.5.4	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
N/A	C	ASREQ	Refer to Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		0	Refer to Block 16

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
8. Post Award Teleconference: The USG will respond with comments or approval within 1 calendar days after receipt. Kickoff Meeting: The USG will respond with comments or approval within 3 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Post Award Teleconference: Submit at least 3 business days prior to conduct of meeting and establish a teleconference number, unless otherwise provided by the USG. Kickoff Meeting: Submit at least 5 business days prior to conduct of meeting.
13. The contractor shall incorporate USG comments and distribute agenda at least 2 business days prior to meeting.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	LT	0
15. TOTAL →	1	2	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(2 Data Items)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A021	Report, Record of Meeting/Minutes	Meeting Minutes	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-ADMN-81505	C.4.12, C.5.4	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
N/A	C	ASREQ	Refer to Block 16	
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**	
A		0	Refer to Block 16	

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit within 3 calendar days after conduct of meeting.
13. Post Award Teleconference: The contractor shall incorporate USG comments and resubmit to the USG within 3 business day after receipt and within 10 business days for Kickoff Meeting.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	1	0
15. TOTAL →	2	2	0

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A022	Presentation Material	Presentation Material	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-ADMN-81373	C.5.4	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
N/A	C	ASREQ	Refer to Block 16	
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**	
A		N/A	Refer to Block 16	

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
8. The US Government (USG) will respond with comments or approval within 5 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit concurrent with Agenda (CDRL A020).
13. The contractor shall incorporate USG comments and resubmit to the USG within 5 calendar days after receipt.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	1	0
15. TOTAL →	2	2	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP____ TM ____ Other General/Admin Data

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	W911QY-20-C-0100	Moderna TX, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A023	NOT USED		

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
		A	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →			

16. REMARKS

NOT USED

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. Price Group
A024	Operations Security (OPSEC) Plan	Operational Security Plan (OPSEC) SOP/Plan	

4. AUTHORITY *(Data Acquisition Document No.)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. Estimated Total Price
DI-MGMT-80934C	C.6.3	ASPR BARDA	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION	14. DISTRIBUTION
N/A		ASREQ	Refer to Block 16	
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION	
A	C	0	Refer to Block 16	

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	LT	1	0
15. TOTAL →	1	2	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.
8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.
9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.
12. Submit within 90 calendar days of contract award.
13. The contractor shall incorporate USG comments and revisions within 10 calendar days after receipt. Resubmit for any revisions to the UGS-approved SOP/Plan.
14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email).

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0002	**B. EXHIBIT** A	**C. CATEGORY:** TDP____ TM ____ Other General/Admin Data
D. SYSTEM/ITEM LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE	**E. CONTRACT/PR NO.** W911QY-20-C-0100	**F. CONTRACTOR** Moderna TX, Inc.
1. DATA ITEM NO. A025	**2. TITLE OF DATA ITEM** Research and Development of Medical Products Regulated by the U.S. Food & Drug Administration	**3. SUBTITLE** Monthly Technical Progress Report
4. AUTHORITY *(Data Acquisition Document No.)* DI-MGMT-80368A (Tailored)	**5. CONTRACT REFERENCE** C.4.6	**6. REQUIRING OFFICE** ASPR BARDA

7. DD 250 REQ NA	**9. DIST STATEMENT REQUIRED** C	**10. FREQUENCY** MTHLY	**12. DATE OF FIRST SUBMISSION** Refer to Block 16	**14. DISTRIBUTION**
8. APP CODE A		**11. AS OF DATE** 0	**13. DATE OF SUBSEQUENT SUBMISSION** Refer to Block 16	

17. Price Group

18. Estimated Total Price

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
ASPR BARDA*	1	1	0
CCAP-SCN**	1	1	0

16. REMARKS

4. The Data Item Description (DID) may be obtained from http://quicksearch.dla.mil/.

8. The US Government (USG) will respond with comments or approval within 10 calendar days after receipt.

9. Distribution Statement C: Distribution authorized to U.S. Government agencies and their Contractors (Administrative or Operational Use). Determination made July 18, 2020. Distribution guidance is included in DoD Instruction 5230.24.

12. Submit within 30 calendar days of contract award.

13. The contractor shall incorporate USG comments and revisions within 10 calendar days after receipt. Resubmit for any revisions to the UGS-approved Plan.

14. Submit as an electronic file in Microsoft Office (i.e. Word, Excel, Power Point) via email to the BARDA representative: Marva Taylor ([***]) and the Contracting Officer** (KO), Danny Soto ([***]).
LT: Letter of Transmittal (via email)

		15. TOTAL →	2	2	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Pamela Serra	July 18, 2020	Marva Taylor	July 18, 2020

INSTRUCTIONS FOR COMPLETING DD FORM 1423

(See DoD 5010.12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL

Item A. Self-explanatory.

Item B. Self-explanatory.

Item C. Mark (X) appropriate category: TDP - Technical Data Package; TM - Technical Manual; Other - other category of data, such as "Provisioning," "Configuration Management," etc.

Item D. Enter name of system/item being acquired that data will support.

Item E. Self-explanatory (to be filled in after contract award).

Item F. Self-explanatory (to be filled in after contract award).

Item G. Signature of preparer of CDRL.

Item H. Date CDRL was prepared.

Item I. Signature of CDRL approval authority.

Item J. Date CDRL was approved.

Item 1. See DoD FAR Supplement Subpart 4.71 for proper numbering.

Item 2. Enter title as it appears on data acquisition document cited in Item 4.

Item 3. Enter subtitle of data item for further definition of data item (optional entry).

Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and format requirements.

Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).

Item 6. Enter technical office responsible for ensuring adequacy of the data item.

Item 7. Specify requirement for inspection/acceptance of the data item by the Government.

Item 8. Specify requirement for approval of a draft before preparation of the final data item.

Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).

Item 10. Specify number of times data items are to be delivered.

Item 11. Specify as-of date of data item, when applicable.

Item 12. Specify when first submittal is required.

Item 13. Specify when subsequent submittals are required, when applicable.

Item 14. Enter addressees and number of draft/final copies to be delivered

FOR THE CONTRACTOR

Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

a. Group I. Definition - Data which is not otherwise essential to the contractor's performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

Estimated Price - Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

b. Group II. Definition - Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.

Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.

c. Group III. Definition - Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

Estimated Price - Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

d. Group IV. Definition - Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

Estimated Price - Group IV items should normally be shown on the DD Form 1423 at no cost.

Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above to each addressee. Explain reproducible copies in Item 16. those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not Item 15. Enter total number of draft/final copies to be delivered. include any amount for rights in data. The Government's right to use the Item 16. Use for additional/clarifying information for Items 1 through 15. data shall be governed by the pertinent provisions of the contract. Examples are: Tailoring of documents cited in Item 4; Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in Item 14.; Desired medium for delivery of the data item.

Supply Chain Resiliency Plan for CDRL A010 Attachment 0001 As of 23 July 2020 W911QY-20-C-0100 Supply Chain Resiliency Plan Attachment 0001 Page 1 of 3

ATTACHMENT 0001 TO CONTRACT DATA REQUIREMENTS LIST A010 Supply Chain Resiliency Plan The contractor shall provide a comprehensive Supply Chain Resiliency Plan that provides for identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in- process through to finished goods. 1. A critical component is defined as any material that is essential to the product or the manufacturing process associated with that product. Included in the definition are consumables and disposables associated with manufacturing. NOT included in the definition are facility and capital equipment. Consideration of critical components includes the evaluation and potential impact of raw materials, excipients, active ingredients, substances, pieces, parts, software, firmware, labeling, assembly, testing, analytical and environmental componentry, reagents, or utility materials which are used in the manufacturing of a drug, cell banks, seed stocks, devices and key processing components and equipment. A clear example of a critical component is one where a sole supplier is utilized. 2. The contractor shall identify key equipment suppliers, their locations, local resources, and the associated control processes at the time of award. This document shall address planning and scheduling for active pharmaceutical ingredients, upstream, downstream, component assembly, finished drug product and delivery events as necessary for the delivery of product. a) Communication for these requirements shall be updated as part of an annual review, or as necessary, as part of regular contractual communications. b) For upstream and downstream processing, both single-use and re-usable in-place processing equipment, and manufacturing disposables also shall be addressed. For finished goods, the inspection, labeling, packaging, and associated machinery shall be addressed taking into account capacity capabilities. c) The focus on the aspects of resiliency shall be on critical components and aspects of complying with the contractual delivery schedule. Delivery methods shall be addressed, inclusive of items that are foreign- sourced, both high and low volume, which would significantly affect throughput and adherence to the contractually agreed deliveries. 3. The contractor shall articulate in the plan, the methodology for inventory control, production planning, scheduling processes and ordering mechanisms, as part of those agreed deliveries. a) Production rates and lead times shall be understood and communicated to the HHS/ASPR/BARDA Contracting Officer or the Contracting Officer's Representative as necessary. b) Production throughput critical constraints should be well understood by activity and by design, and communicated to contractual personnel. As necessary, communication should focus on identification, exploitation, elevation, and secondary constraints of throughput, as appropriate. 4. Reports for critical items should include the following information: a) Critical Material b) Primary vendor and secondary vendor, if applicable c) Supplier, Manufacturing / Distribution Location d) Supplier Lead Time e) Shelf Life f) Transportation / Shipping restrictions W911QY-20-C-0100 Supply Chain Resiliency Plan Attachment 0001 Page 2 of 3

g) Comparability studies, if applicable h) Amount of material (dose equivalent) in inventory W911QY-20-C-0100 Supply Chain Resiliency Plan Attachment 0001 Page 3 of 3

Security Plan Attachment 0002 As of 23 July 2020 W911QY-20-C-0100 Security Plan Attachment 0002 Page 1 of 7

ATTACHMENT 0002 CONTRACT DATA REQUIREMENTS LIST A019 BARDA SECURITY REQUIREMENTS The contractor shall provide a Security Plan which shall address the following: [***] W911QY-20-C-0100 Security Plan Attachment 0002 Page 2 of 7

Data Rights Attachment 0004 As of 7 August 2020 Data Rights Attachment 0004 Page 1 of 3

Data Rights Restrictions Limited Rights Data The following are Modern’s technical data assertions required by DFAR 252.227-7017 (“Identification and assertion of use, release, or disclosure restrictions”). Notwithstanding any contrary representation by the Contractor on the System for Award Management or any contrary provision in the contract, the following categories of information developed exclusively at private expense will, if provided to the Government, be considered limited rights data subject to the restrictions specified in DFAR 227.7013. These restrictions apply to any component of information covered by this provision, regardless of whether a component is included in a contract deliverable. The Government will, as applicable, retain government purpose rights or unlimited rights in technical data generated in performance or included in a deliverable as required by DFARS 252.227-7013 or another applicable data rights clause to the extent that any component of such technical data (i) was developed in whole or in part with Government funds, (ii) pertains to an item developed in whole in part with Government funds, or (iii) was first produced in performance of a Government contract subject to FAR 52.227-14. Nothing in this Contract or this Attachment affects any data rights that the Government may already have under prior agreements between Moderna and the Government, including with respect to Agreement Nos. [***] The Government will not reverse engineer or otherwise evaluate materials provided under this Contract to reproduce the type of information described below without Moderna’s prior written consent. [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] W911QY-20-C-0100 Data Rights August 7, 2020 Attachment 0004 Page 2 of 3

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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

August 7, 2020

W911QY-20-C-0100
Data Rights
Attachment 0004
Page 3 of 3

[***] Attachment 0005 As of 7 August 2020 W911QY-20-C-0100 [***] Attachment 0005 Page 1 of 2

[***] August 7, 2020 W911QY-20-C-0100 [***] Attachment 0005 Page 2 of 2

Moderna Tx, Inc. Background Intellectual Property Attachment 0006 As of 6 August 2020 W911QY-20-C-0100 ModernaTx, Inc. Background Intellectual Property Attachment 0006 Page 1 of 3

Description of Moderna, Inc. Representative Intellectual Property [***] W911QY-20-C-0100 ModernaTx, Inc. Background Intellectual Property Attachment 0006 Page 2 of 3

Description of Moderna, Inc. Representative Intellectual Property [***] W911QY-20-C-0100 ModernaTx, Inc. Background Intellectual Property Attachment 0006 Page 3 of 3

Performance Based Payment (PBP) Milestone Schedule Attachment 0007 As of 7 August W911QY-20-C-0100 PBP Milestone Schedule Attachment 0007 Page 1 of 2

Severable/ Milestone Price Milestone Completion Verification Method CLIN Cumulative Moderna shall provide: 1) written confirmation from the CMO network that sufficient capacity has Capacity been reserved; and, 2) written confirmation of and Raw Severable $601,400,000 reservation of sufficient raw materials along with a 001 Material manufacturing schedule. Reservation [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] W911QY-20-C-0100 PBP Milestone Schedule Attachment 0007

Performance Base Payment (PBP) Milestone Billing Plan Attachment 0008 As of 7 August 2020 W911QY-20-C-0100 PBP Milestone Billing Plan Attachment 0008

Page 2 of 16 [***] W911QY-20-C-0100 PBP Milestone Billing Plan Attachment 0008

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[***] W911QY-20-C-0100 PBP Milestone Billing Plan Attachment 0008 ACTIVE/105609918.3

[***] W911QY-20-C-0100 PBP Milestone Billing Plan Attachment 0008 Page 9 of 16 ACTIVE/105609918.3

[***] W911QY-20-C-0100 PBP Milestone Billing Plan Attachment 0008 Page 10 of 16

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH "[***]". SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES 1 16

2. AMENDMENT/MODIFICATION NO.

3. EFFECTIVE DATE

4. REQUISITION/PURCHASE REQ. NO. 0011534693

5. PROJECT NO. (If applicable)

6. ISSUED BY CODE W911QY

W6QK ACC-APG NATICK DIVISION
BLDG 1 GENERAL GREENE AVENUE
NATICK MA 01760-5011

7. ADMINISTERED BY (If other than item 6) CODE S2206A

DEFENSE CONTRACT MANAGEMENT AGENCY
DCMA BOSTON
495 SUMMER STREET
BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

MODERNA US INC
[***]
200 TECHNOLOGY SQ
CAMBRIDGE MA 02139-3578

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100

10B. DATED (SEE ITEM 13) X 09-Aug-2020

CODE 8PTM0 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
Mutual Agreement of the parties, FAR 43.103(a)(3) & H.14, Novation

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor is not, X is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: dsoto202575

The purpose of this modification is to

1. Novation Change from Moderna TX to Moderna US
2. Section C make administrative revisions to correct type-o and update company name
3. Section G update company name, correct type-o in subCLINs, and revise WAWF Clause inspect by from S2206A to W911QY
4. Section I add FAR 52.204-25 and update information in FAR 252.232-7007
5. Section J revised page number on Exhibits and Attachments

The total obligated amount and contract price remains the unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

Stephane Bancel, CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

CAMILLE B. CONNELL-MAGAW
TEL: [***] EMAIL: [***]

15B. CONTRACTOR/OFFEROR

/s/ Stephane Bancel

(Signature of person authorized to sign)

15C. DATE SIGNED

9/4/2020

16B. UNITED STATES OF AMERICA BY

/s/ Camille B. Connell-Magaw 16C. DATE SIGNED (Signature of Contracting Officer) 9/08/2020 EXCEPTION TO SF 30 30-105-04 STANDARD FORM 30 (Rev. 10-83) APPROVED BY OIRM 11-84 Prescribed by GSA FAR (48 CFR) 53.243

W911QY20C0100 (dsoto202575) Page 2 of 16 SECTION SF 30 BLOCK 14 CONTINUATION PAGE SUMMARY OF CHANGES SECTION C - DESCRIPTIONS AND SPECIFICATIONS The following have been modified: STATEMENT OF WORK LARGE SCALE PRODUCTION OF SARS-CoV-2 VACCINE C.1 SCOPE. The Department of Defense and Health and Human Services (HHS) require large scale manufacturing of vaccine doses in support of the national emergency response to the Coronavirus Disease 2019 (COVID-19) for the United States Government (USG) and the US population. C.1.1 Background. In December 2019, a novel coronavirus now known as SARS-CoV-2 was first detected in Wuhan, Hubei Province, People’s Republic of China, causing outbreaks of the coronavirus disease COVID-19 that has now spread globally. The Secretary of Health and Human Service declared a public health emergency on January 31, 2020, under section 319 of the Public Health Service Act (42 U.S.C. 247d), in response to COVID-19. On March 1, 2020, the President of the United States, pursuant to sections 01 and 301 of the National Emergencies Act (50 U.S.C. 1601 et seq.) and consistent with section 1135 of the Social Security Act (SSA), as amended (42 U.S.C. 1320b-5), proclaimed that the COVID-19 outbreak in the United States constitutes a national emergency. C.1.1.1 Under Operation Warp Speed (OWS), the Department of Defense and HHS are leading a whole of nation effort to ensure development of promising vaccine, diagnostic and therapeutic candidates and ensure that these medical countermeasures are available in the quantities required to reduce SARS-CoV-2 transmission, identify prior and/or current infection, and improve patient care, thereby mitigating the impact of COVID-19 on the nation and its people. The DoD Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO-CBRD) is providing expertise and contracting support to HHS, in compliance with PL 115-92 Authorization Letter for DoD Medical Priorities, through an Interagency Agreement, signed April 23, 2020. As OWS products progress to clinical trials to evaluate the safety and efficacy of vaccines and therapeutics, it is critical that, in parallel, the USG supports large scale manufacturing so that vaccine doses or therapeutic treatment courses are immediately available for nationwide access as soon as a positive efficacy signal is obtained and the medical countermeasures are authorized for widespread use. C.1.2 Objective: The objective of this effort is to obtain the following: a. Base Period: Large scale manufacturing of 100 million vaccine doses b. Option Period 1: Large scale manufacturing of 100 million vaccine doses c. Option Period 2: Large scale manufacturing of 100 million vaccine doses d. Option Period 3: Large scale manufacturing of 100 million vaccine doses e. Option Period 4: Large scale manufacturing of 100 million vaccine doses The Base Period is 9 months, with overlapping options for a total of 20 months if all options are exercised. C.2 APPLICABLE DOCUMENTS. C.2.1 Federal Documents: C.2.1.1 Title 21 Code of Federal Regulations (CFR), Food and Drugs: Part 210, Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General; and, Part 211, Current Good Manufacturing Practice In Manufacturing, Processing, Packing, or Holding of Drugs; General.

W911QY20C0100 (dsoto202575) Page 3 of 16 (https://www.ecfr.gov/cgi-bin/text- idx?SID=a95cab20f443897a400bb7e44a27cf4c&mc=true&tpl=/ecfrbrowse/Title21/21cfrv4_02.tpl#0) C.3 REQUIREMENTS. Independently, and not as an agent of the USG, in accordance with the Proposal submitted by Moderna US, Inc. in response to Solicitation Number W911QY20R0043, Titled, “Advanced Procurement of mRNA-1273 Vaccine for Prevention of SARS-CoV-2 Coronavirus (COVID-19)”), dated July 10, 2020 (and any subsequent USG-approved revisions thereto), the contractor shall provide all necessary services, qualified personnel, material, equipment and facilities (not otherwise provided by the USG under the terms of this contract) to perform the specific tasks set forth below. C.3.1 Contract Line Item Number (CLIN) 0001 - Base Period: Large Scale Manufacturing of 100 Million Vaccine Doses. C.3.1.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million Final Drug Product (FDP) doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include, the following tasks and other activities reasonably contemplated by such task: C.3.1.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.1.1.2 cGMP manufacturing of 100 million doses fully compliant with 21 CFR 210 and 211. C.3.1.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated as appropriate. C.3.1.1.4 Coordinating with FDA to establish an approved commercial vial label, carton and packaging insert (printed or electronic). C.3.1.1.5 Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA, including “Exemption from Certain Product Tracing and Product Identification Requirements Under Section 582 of the FD&C Act” (April 2020). C.3.1.1.6 In coordination with the USG, the contractor shall conduct a demonstration of the vaccine shipping process prior to the first delivery of FDP doses at a time mutually agreed to by the contractor and the USG. Moderna shall provide specifications and details associated with the shipping process and containers (IAW CDRL A005) to enable the USG to adequately plan and prepare for potential distribution of the vaccine. C.3.1.1.7 Following release of product the contractor shall, promptly deliver product to the designated delivery site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. In the unforeseen event that a designated delivery site cannot receive product and the contractor provides storage beyond 20 days of product release, the contract will be subject to modification for acceptance purposes. C.3.1.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.1.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001.

W911QY20C0100 (dsoto202575) Page 4 of 16 C.3.1.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and Contracting Officer’s Representative (COR) within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.1.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.3.2 CLIN 1001 - Option Period 1: Large Scale Manufacturing of 100 Million Vaccine Doses. C.3.2.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks: C.3.2.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.2.1.2 cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.2.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated. C.3.2.1.4 Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA. C.3.2.1.5 Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site. C.3.2.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.2.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.2.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in

W911QY20C0100 (dsoto202575) Page 5 of 16 accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.2.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.3.3 CLIN 2001 - Option Period 2: Large Scale Manufacturing of 100 Million Vaccine Doses. C.3.3.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks: C.3.3.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.3.1.2 cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.3.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated as appropriate. C.3.3.1.4 Ensuring that the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581- 585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.3.1.5 Following release the contractor shall deliver product to the nearest designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site. C.3.3.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.3.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.3.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A002. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002.

W911QY20C0100 (dsoto202575) Page 6 of 16 C.3.3.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.3.4 CLIN 3001 - Option Period 3: Large Scale Manufacturing of 100 Million Vaccine Doses. C.3.4.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks: C.3.4.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.4.1.2 cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.4.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated. C.3.4.1.4 Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA. C.3.4.1.5 Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site. C.3.4.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.4.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.4.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.4.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding mRNA-1273 for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002.

W911QY20C0100 (dsoto202575) Page 7 of 16 C.3.5 CLIN 4001 - Option Period 4: Large Scale Manufacturing of 100 Million Vaccine Doses. C.3.5.1 The contractor shall complete all scope required for the production, release and delivery use of 100 million FDP doses of a SARS-CoV-2 mRNA-1273 vaccine. This shall include the following tasks and other activities reasonably contemplated by such tasks: C.3.5.1.1 Storage of FDP doses prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations. Storage and maintenance of the vaccine prior to delivery shall be under conditions and at temperatures necessary to retain stability for use as prescribed in this contract for a period of 12 months. (Based on FDP stability data that supports a 12-month shelf-life, subject to FDA confirmation of the assigned shelf-life.) Ensure requirements of 21CFR207, Registration of Producers of Drugs and Listing of Drugs in Commercial Distribution are met prior to distribution to the CDC. Documents shall be provided under CDRL A002, FDA Interactions and Inspections Documentation. C.3.5.1.2 cGMP manufacturing of 100 million doses, subject to any exceptions established by or the enforcement discretion of the FDA. C.3.5.1.3 Ensuring that vial labeling and packaging is consistent with FDA guidance for use in target populations and that labeling is updated. C.3.5.1.4 Ensuring the product complies with the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov. 27, 2013), including product verification, serialization, traceability and detection and response requirements subject to any exceptions established by or the enforcement discretion of the FDA. C.3.5.1.5 Following release of the product the contractor shall deliver the product to the designated distribution site via a qualified distribution vendor in accordance with Section F and paragraph C.7 below. To the extent a natural disaster or other emergency affecting a designated delivery site restricts such site’s ability to receive product, the Contractor and the USG will promptly agree on an alternate USG delivery location, or storage as Vendor Managed Inventory (VMI) at the contractor site. C.3.5.2 Site Visits and Audits. The contractor shall accommodate periodic or ad hoc site visits by BARDA and FDA representatives for required site visits and audits at facilities used to support this contract throughout the period of performance of the contract. C.3.5.2.1 BARDA Audits. If issues are identified during an audit, the contractor shall submit a report detailing the finding and corrective action(s) in accordance with CDRL A001. C.3.5.2.2 FDA Audits. The Contractor shall notify the Contracting Officer and COR within [***] of a scheduled FDA audit or within [***] of an ad hoc site visit or audit if the FDA does not provide advance notice. The contractor shall provide copies of any FDA Audit Report received from subcontractors that occur as a result of this contract or for this product within [***] of receiving correspondence from the FDA or third party in accordance with CDRL A015. The Contractor shall provide the Contracting Officer with a plan for addressing areas of nonconformance, if any are identified, within [***] of submittal of the audit report in accordance with CDRL A002. C.3.5.2.3 FDA Interactions. The contractor shall provide copies of the plan and processes that will ensure the USG has visibility and input on all FDA communications regarding the drugs and biologics for the following, but not limited to: FDA interactions, FDA meetings, communications, submissions, inspections, and enforcement documentation in accordance with CDRL A002. C.4 CLIN 0002: Data Deliverables. The contractor shall provide the following in accordance with the Contract Data Requirements List (CDRL), DD Forms 1423, provided at Appendix A. C.4.1 Monthly Inventory Report (CDRL A003), detailing at a minimum, raw materials, Bulk mRNA, formulated LNPs, and the fill, finish, and released product.

W911QY20C0100 (dsoto202575) Page 8 of 16 C.4.2 Quality Management Plan. The contractor shall provide a Quality Management Plan, in accordance with CDRL A004, describing the quality policy and objectives, management review, competencies and training, process document control, feedback, evaluation, corrective action and preventive action, process improvement, measurement, and data analysis processes. The framework is normally divided into infrastructure, senior management responsibility, resource management, lifecycle management, and quality management system evaluation. C.4.3 Shipping Documentation (CDRL A005) for all Finished Drug Product (FDP) transferring from the contractor’s fill/finish facility to a USG facility. The contractor shall obtain concurrence on planned shipment protocols prior to transport. C.4.4 Expiring Items Report (CDRL A006) for all FDP in the USG’s possession. C.4.5 Key Personnel Listing (CDRL A007). C.4.6 Monthly Technical Progress Report (CDRL A008), to include an Integrated Master Schedule, identifying key activities and contract status. C.4.7 Final Technical Report (CDRL A009), documenting the work performed and results obtained for the entire contract period of performance. C.4.8 Supply Chain Resiliency Plan (SCRP). The contractor shall provide, in accordance with CDRL A010 and CDRL Attachment 0001, a comprehensive SCRP that provides for identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in-process through to finished goods, and key equipment suppliers and their locations, including addresses, points of contact, and work performed per location, to include subcontractors. C.4.9 Risk Management Plan (RMP). The Contractor shall provide an RMP in accordance with CDRL A011 that outlines the impacts of each risk in relation to the cost, schedule, and performance objectives. The plan shall include risk mitigation strategies. Each risk mitigation strategy shall capture how the corrective action will reduce impacts on cost, schedule and performance. C.4.10 Manufacturing Reports and Dose Tracking. The Contractor shall provide, in accordance with CDRL A013, manufacturing reports and manufacturing dose tracking projections and actuals utilizing the USG-provided “COVID-19 Dose Tracking Template” (CDRL Attachment 0003). C.4.11 Product Acceptance Report (for each lot of Drug Product). The contractor shall provide, in accordance with CDRL A014, pictures of the drug product with lot number, drug product lot tree, list of associated deviations (from drug substance and product), and a Certificate of Analysis. C.4.12 Incident Report. The contractor shall communicate to BARDA and document all critical programmatic concerns, issues, or probable risks that have or are likely to significantly impact project schedule and/or cost and/or performance in accordance with CDRL A016. “Significant” is frequently defined as a 10% or greater cost or schedule variance within a control account, but should be confirmed in consultation with the COR. Incidents that present liability to the project even without cost/schedule impact, such as breach of GCP during a clinical study, shall also be reported. C.4.13 FDA Correspondence. The contractor shall provide any correspondence between Contractor and FDA relevant to the scope of this contract and submit in accordance with CDRL A017. C.4.14 Press Releases. The contractor shall accurately and factually represent the work conducted under this contract in all press releases. The contractor shall provide an advance copy of any press release in accordance with CDRL A018.

W911QY20C0100 (dsoto202575) Page 9 of 16 C.4.15 Manufacturing Development Plan. The contractor shall provide a Manufacturing Development Plan, in accordance with CDRL A025, describing the manufacturing process for the drug/biologic product to ensure conformity with §501(a)(2)(B) of the Food, Drug, and Cosmetics Act (FD&C Act, Title 21 United States Code (USC) §351 (a)(2)(B)), regarding good manufacturing practices (GMP). C.5 Administration. C.5.1 Post Award Teleconference. The contractor shall host a Post Award Teleconference within 15 7 calendar days after contract award. C.5.1.1 The contractor shall provide an Agenda, IAW CDRL A020, detailing the planned activities for the subsequent 30 calendar days and shall discuss agenda items for the Post Award Kickoff Meeting. C.5.1.2 The contractor shall provide Meeting Minutes IAW CDRL A021. C.5.2 Post Award Kickoff Meeting. The contracting officer may request the contractor host a contract Kick-Off Meeting within 30 calendar days after contract award via teleconference. The contracting officer shall establish the date and time of the conference and prepare the agenda to include discussion on contract activities and schedule. C.5.3 Bi-Weekly Teleconference. The contractor shall participate in bi-weekly teleconferences (or more frequent meetings required by the USG if warranted based on contract activities) to discuss performance on the contract. C.5.4 The contractor shall provide an Agenda, IAW CDRL A020; Meeting Minutes in accordance with CDRL A021; and, Presentation Material in accordance with CDRL A022 for each of the aforementioned teleconferences or meetings throughout the contract period of performance. C.5.5 Daily “Check-In”. The contractor shall participate in a daily “check-in” (via teleconference or email) to address key cost, schedule and technical updates. Daily updates may be shared with senior USG leaders during the COVID- 19 response and should be provided on a non-confidential basis, unless the update includes confidential information in which case, the contractor shall provide the update in both confidential and non-confidential formats. Daily check-ins may occur on weekdays, excluding federal holidays. Upon request of the USG, check-ins may also occur on weekends and on federal holidays, provided at least 24 hours’ notice. C.6 Security. C.6.1 Access and General Protection/Security Policy and Procedures. The contractor shall provide all information required for background checks necessary to access critical information related to OWS, and to meet USG installation access requirements to be accomplished by the installation Director of Emergency Services or Security Office. The contractor employees shall comply with all personnel identity verification requirements as directed by the USG and/or local policy. In addition to the changes otherwise authorized by the changes clause of this contract, should the security status of OWS change the USG may require changes in the contractor’s security matters or processes. In addition to the industry standards for employment background checks, the contractor shall be willing to have key individuals, in exceptionally sensitive positions, identified for additional vetting by the United States USG. C.6.2 Security Program and Plan. The contractor shall implement a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the USG’s requirement. The contractor’s security practices and procedures shall be detailed in a Security Plan, in accordance with CDRL A019, and shall demonstrate how the contractor shall meet and adhere to the security requirements outlined in CDRL Attachment 0002. This plan shall be delivered to the USG within 45 days of award, and the USG will review in detail and submit comments within ten (10) business days to the Contracting Officer (CO) to be forwarded to the Contractor. The Contractor shall review the Security Plan comments, and, submit a final Security Plan to the U.S. USG within thirty (30) calendar days after receipt of the comments. The Security Plan shall include a timeline for compliance of all the required security measures outlined in CDRL Attachment 0002.

W911QY20C0100 (dsoto202575) Page 10 of 16 C.6.3 Operational Security (OPSEC). The contractor shall develop and submit an OPSEC Standard Operating Procedure (SOP)/Plan IAW CDRL A024. The contractor shall identify in the SOP/Plan critical information related to this contract, why it needs to be protected, where it is located, who is responsible for it, and how to protect it. C.7 CLIN 0002 Vendor Managed Inventory (VMI). The Contractor shall provide the capability to store the vaccine for up to 52 weeks, up to 100M doses of mRNA-1273 vaccine, in accordance with product labeling. The contractor shall, in accordance with paragraph C.3.1.1.6, ensure the product storage of FDP doses for up to 12 months prior to delivery consistent with all FDA requirements to ensure that the product remains available for use in target populations . [***] The contractor shall store the product to insure product quality with audible alarms and contacting. The contractor shall notify the USG within [***] of detection of an incident with the potential to impact product quality, and implement corrective actions to mitigate the incident. . BARDA/JPEO- CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. The contractor shall notify the USG of Corrective/Preventive actions within [***] of detection of an incident with potential to impacts product quality. BARDA/JPEO-CBRND personnel may conduct Quality Audits of the storage facility, when deemed necessary. C.7.1 The USG will provide the contractor advance notice of the required delivery locations for the vaccine. The contractor shall ship mRNA-1273 vaccines to designated locations in up to [***] in the United States. The contractor shall be responsible for shipment of all vaccine product whether acceptance is conducted at origin or destination. [***] C.7.2 The vaccine product shall be shipped and tracked by the distribution vendor’s shipping tracking number, to the USG-designated sites within the continental United States. C.7.3 [***] Implementation of a Vendor Managed Inventory Plan/SOP (CDRL A012) shall be provided to the USG. [***] Notwithstanding either of the foregoing sentences, the contractor shall not be liable for loss of or damage to supplies caused by the negligence of officers, agents, or employees of the USG acting within the scope of their employment. SECTION G - CONTRACT ADMINISTRATION DATA The following have been modified: G.1 GOVERNMENT CONTRACT ADMINISTRATION In no event shall any understanding or agreement, contract modification, change order, or other matter in deviation from the terms of this contract between the Contractor and a person other than the Contracting Officer be effective or binding upon the Government. All such actions must be formalized by a proper contractual document executed by the Contracting Officer. Procuring Contracting Officer: Camille Connell-Magaw / [***] / [***] [***] [***]

W911QY20C0100
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Contract Specialist:
Danny Soto / [***] / [***]
[***]
[***]

G.2 GOVERNMENT TECHNICAL POINT OF CONTACT

Marva Taylor / [***] / [***]
Biologist/Project Officer
[***]
[***]

G.3 CONTRACTOR'S CONTRACT ADMINISTRATION

[***]
ModernaTX, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578

G.4 PLACES OF PERFORMANCE

Moderna US, Inc.
200 Technology SQ.
Cambridge, MA 02139-3578

G.5 NOTIFICATION OF REVISIONS AND CHANGE

Notification of revision or changes to names or email addresses will be provided by official correspondence from the PCO/ACO or office of the PCO/ACO in lieu of a contract modification. This does not apply to any such revisions or changes in the event this contract includes a key personnel clause.

G.6 PERFORMANCE BASED PAYMENT

Performance-based payments (PBP) are authorized under this contract in accordance with FAR 52.232-32. The contractor shall bill for the PBP upon achievement of the completion criteria identified in Attachment 0007, Performance-based Payment Milestone Table. Upon achievement of the completion criteria, the contractor shall bill for the PBP for the base and each option IAW the following schedule:

CLIN	PERIOD	AMOUNT
0001AA	BASE	$ 90,210,000
0001AB	BASE	$ 132,308,000
0001AC	BASE	$ 180,420,000
0001AD	BASE	$ 198,462,000
TOTAL		$ 601,400,000
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]
[***]	[***]	[***]

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[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

Delivery Invoicing: PBPs are a type of contract financing and are recouped by the Government through deductions of payments otherwise due to the contractor for the partial or complete delivery of contract items. The deductions are made by applying a liquidation rate to the price of delivered contract items. Attachment 0008, Performance-based Payment Milestone Billing Plan, identifies the contractor invoicing schedule for liquidation. The contractor shall submit all invoices IAW Attachment 0008.

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (DEC 2018)

(a) Definitions. As used in this clause--

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

"Local processing office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

"Payment request" and "receiving report" are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall—

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this web site.

(d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

COMBO

W911QY20C0100 (dsoto202575) Page 13 of 16 (ii) For fixed price line items— (A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer. Invoice and receiving report document type (B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer. N/A (iii) For customary progress payments based on costs incurred, submit a progress payment request. (iv) For performance based payments, submit a performance based payment request. (v) For commercial item financing, submit a commercial item financing request. (2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract. (3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system. Routing Data Table Field Name in WAWF Data to be entered in WAWF Pay Official DoDAAC HQ0337 Issue By DoDAAC W911QY Admin DoDAAC** S2206A Inspect By DoDAAC W911QY / BARDA Acceptor W911QY Ship To TDB (4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable. (5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F. (g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact. Orlando Ortiz / DCMA Boston-AFAW, Administrative Contracting Officer / [***]

W911QY20C0100 (dsoto202575) Page 14 of 16 (2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed. (End of clause) FOR REFERANCE: DFARS PGI 204.7108 Payment Instructions Table https://www.acq.osd.mil/dpap/dars/pgi/pgi_htm/current/PGI204_71.htm#payment_instructions SECTION I - CONTRACT CLAUSES The following have been added by reference: 52.204-25 Prohibition on Contracting for AUG 2020 Certain Telecommunications and Video Surveillance Services or Equipment. The following have been modified: 252.232 7007 LIMITATION OF GOVERNMENT'S OBLIGATION (APR 2014) (a) Contract line item 0003 is incrementally funded. For this item, the sum of $0.00 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause. (b) For items(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

W911QY20C0100 (dsoto202575) Page 15 of 16 (c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT". (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly. (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "disputes." (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause. (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "DEFAULT." The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause. (h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT." (i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.

W911QY20C0100 (dsoto202575) Page 16 of 16 (j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule: On execution of contract $0.00 Upon successful completion of CLIN 0003 $300,000,000 (End of clause) SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS The following have been modified: Document Type Description Page # Date Exhibit A CDRLs 15 18 July 2020 Attachment 0001 Supply Chain Resiliency Plan for CDRL A010 3 23 July 2020 Attachment 0002 Security Plan 7 23 July 2020 Attachment 0003 Dose Tracking Template Draft Moderna Excel 15 July 2020 Attachment 0004 Data Rights 3 7 August 2020 Attachment 0005 [***] 2 7 August 2020 Attachment 0006 ModernaTx, Inc. Background Intellectual Property 3 6 August 2020 Attachment 0007 Performance Base Payment Milestone Schedule 2 7 August 2020 Attachment 0008 Performance Base Payment Milestone Billing Plan 16 7 August 2020 (End of Summary of Changes)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH "[***]". SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES 1 3

2. AMENDMENT/MODIFICATION NO.

3. EFFECTIVE DATE 11-Sep-2020

4. REQUISITION/PURCHASE REQ. NO. 0011534693

5. PROJECT NO. (If applicable)

6. ISSUED BY CODE W911QY

W6QK ACC-APG NATICK DIVISION
BLDG 1 GENERAL GREENE AVENUE
NATICK MA 01760-5011

7. ADMINISTERED BY (If other than item 6) CODE S2206A

DEFENSE CONTRACT MANAGEMENT AGENCY
DCMA BOSTON
495 SUMMER STREET
BOSTON MA 02210-2138

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

MODERNA US, INC.
[***]
200 TECHNOLOGY SQ
CAMBRIDGE MA 02139-3578

CODE 8PTM0

FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. W911QY20C0100

X 10B. DATED (SEE ITEM 13) 09-Aug-2020

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer is extended, is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
45 CFR part 101, Health Resources and Priorities Allocations System (HRPAS)

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor is not, X is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: tscott202802

OBLIGATION AMOUNT: $0.00

See Block 14 continuation page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

Stephane BANCEL, CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Christine F. Sordillo [***]

TEL: [***] EMAIL:

15B. CONTRACTOR/OFFEROR

/s/Stephane Bancel
(Signature of person authorized to sign)

15C. DATE SIGNED 9/10/2020

16B. UNITED STATES OF AMERICA

BY /s/Christine F. Sordillo
(Signature of Contracting Officer)

16C. DATE SIGNED 11 Sept 2020

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

W911QY20C0100 (tscott202802) Page 2 of 3 SECTION SF 30 BLOCK 14 CONTINUATION PAGE SUMMARY OF CHANGES SECTION SF 30 - BLOCK 14 CONTINUATION PAGE The following have been added by full text: The purpose of this modification is to: 1. Add a Health Resources Priorities and Allocations System (HRPAS) priority rating of DO-HR to this contract: This is a DO rated contract for the purpose of emergency preparedness and the Contractor shall follow all the provisions of the Health Resources Priorities and Allocations System regulation (45 CFR Part 101). If the contractor needs to utilize industrial resources to fulfill this rated order for a health resource, it is authorized pursuant to 45 CFR §101.36(b) to place the same priority rating and program identification symbol for health resources on its orders for industrial resources with its suppliers. 2. Add a Defense Priorites and Allocation System (DPAS) priority rating of DO-C9 to this contract to act as the equivalent to the HRPAS priority rating of DO-HR. 3. Add FAR 52.211-15, Defense Priority and Allocation Requirements This is a rated order certified for national defense, emergency preparedness, and energy program use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700). 4. Add Attachment 0009 - HRPAS Moderna Letter to Section J The total funded amount and total contract price remain unchanged. SECTION A - SOLICITATION/CONTRACT FORM The DPAS code DO-C9 has been added. The contractor organization has changed from MODERNATX, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578 to MODERNA US, INC. [***] 200 TECHNOLOGY SQ CAMBRIDGE MA 02139-3578 SECTION I - CONTRACT CLAUSES

W911QY20C0100
(tscott202802)
Page 3 of 3

The following have been added by full text:

52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (APR 2008)

This is a rated order certified for national defense, emergency preparedness, and energy program use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

(End of clause)

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:

Document Type	**Description**	**Page #**	**Date**
Exhibit A	CDRLs	15	18 July 2020
Attachment 0001	Supply Chain Resiliency Plan for CDRL A010	3	23 July 2020
Attachment 0002	Security Plan	7	23 July 2020
Attachment 0003	Dose Tracking Template Draft Moderna	Excel	15 July 2020
Attachment 0004	Data Rights	3	7 August 2020
Attachment 0005	[***]	2	7 August 2020
Attachment 0006	ModernaTx, Inc. Background Intellectual Property	3	6 August 2020
Attachment 0007	Performance Base Payment Milestone Schedule	2	7 August 2020
Attachment 0008	Performance Base Payment Milestone Billing Plan	16	7 August 2020
Attachment 0009	HRPAS Moderna Letter	1	3 September 2020

(End of Summary of Changes)